[Pioneer logo]





PIONEER
HIGH YIELD FUND





                              CLASS A, CLASS B AND CLASS C SHARES
                                    Prospectus, February 25, 2000

















                              CONTENTS

                              Basic information about the fund 1
                              Management 8
                              Buying, exchanging and selling shares 10
                              Dividends, capital gains and taxes 29
                              Financial highlights 30


                              Neither the Securities and Exchange Commission nor any state securities agency has approved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

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AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. [end text box]

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CONTACT YOUR INVESTMENT PROFESSIONAL TO DISCUSS HOW THE FUND FITS INTO YOUR PORTFOLIO.
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BASIC INFORMATION ABOUT THE FUND


INVESTMENT OBJECTIVE
Maximize total return through a combination of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 65% of its total assets (at the time of purchase) in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities.

Pioneer Investment Management, Inc., the fund's investment adviser, uses a value approach to select the fund's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide income. In assessing the appropriate maturity, rating and sector weighting of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weighting to reflect its outlook of the market for high yield securities rather than using a fixed sector allocation.
In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

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BELOW INVESTMENT GRADE DEBT SECURITIES
A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Ratings Group or the equivalent rating by a nationally recognized securities rating organization or, if unrated, determined to be of equivalent credit quality by Pioneer.
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BASIC INFORMATION ABOUT THE FUND


PRINCIPAL RISKS OF INVESTING IN THE FUND
Even though the fund seeks to maximize total return, you could lose money on your investment or not make as much as if you invested elsewhere if:
|X| Interest rates go up, causing the value of debt securities in the fund's portfolio to decline
|X| The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
|X| During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
|X| During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk
|X| Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect
|X| A downturn in equity markets causes the price of convertible securities to drop even when the prices of below investment grade bonds otherwise would not go down

INVESTMENT IN HIGH YIELD SECURITIES INVOLVES SUBSTANTIAL RISK OF LOSS.
These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:
|X| Increased price sensitivity to changing interest rates and deteriorating economic environment
|X|  Greater risk of loss due to default or declining credit quality
|X| Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
|X| A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

THE FUND'S PAST PERFORMANCE
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.

The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment. The fund is newly organized and pursuant to an agreement and plan of reorganization acquired all of the assets of Third Avenue High Yield Fund on February 25, 2000. In the reorganization, Third Avenue High Yield Fund exchanged all of its assets for Class A shares of the fund. The performance of each class of the fund from February 12, 1998 to February 25, 2000 is the performance of Third Avenue High Yield Fund's single class which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.
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FUND PERFORMANCE
The chart shows the performance of the fund's Class A shares for each full calendar year since the fund's inception on February 12, 1998. Class B and Class C shares have different performance. The chart does not reflect any Class A sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.

THE FUND'S HIGHEST CALENDAR QUARTERLY RETURN WAS 11.09% (9/30/99 TO 12/31/99) THE FUND'S LOWEST CALENDAR QUARTERLY RETURN WAS 3.57% (6/30/99 TO 9/30/99)

ANNUAL RETURN CLASS A SHARES
(Year ended December 31)
'99              27.09%
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COMPARISON WITH MERRILL LYNCH INDICES

The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality). These indices are recognized measures of the performance of high yield securities. Unlike the fund, the indices are not managed and do not incur expenses. The table:
|X|  Reflects sales charges applicable to the class
|X|  Assumes that you sell your shares at the end of the period
|X|  Assumes that you reinvest all of your dividends and distributions

AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 1999)

                             SINCE  INCEPTION
                1 YEAR   INCEPTION       DATE
---------------------------------------------
Class A          21.37        6.84    2/12/98
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Class B          22.13        6.74    2/12/98
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Class C          26.13        8.73    2/12/98
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High Yield
Master II Index   2.51        1.87         --
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Convertible Bonds
(Speculative
Quality)         38.91       23.70         --
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BASIC INFORMATION ABOUT THE FUND


FEES AND EXPENSES
These are the fees and expenses, based on estimated expenses for the current fiscal year, you may pay if you invest in the fund.

SHAREOWNER FEES
PAID DIRECTLY FROM YOUR INVESTMENT          CLASS A   CLASS B   CLASS C
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Maximum sales charge (load) when you buy shares
   as a percentage of offering price          4.50%      None      None
 .......................................................................
Maximum deferred sales charge (load) as a
   percentage of offering price or the
   amount you receive when you sell shares,
   whichever is less                        None(1)        4%        1%
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ANNUAL FUND OPERATING EXPENSES
PAID FROM THE ASSETS OF THE FUND
as a percentage of average daily net
   assets(2)                                CLASS A   CLASS B   CLASS C
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   Management Fee(3)                          0.70%     0.70%     0.70%
 .......................................................................
   Distribution and Service (12b-1) Fee       0.25%     1.00%     1.00%
 .......................................................................
   Other Expenses(3)                          0.55%     0.55%     0.55%
 .......................................................................
Total Annual Fund Operating Expenses(3)       1.50%     2.25%     2.25%
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(1) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge.
         See "Buying, exchanging and selling shares."
(2) The expense table and example are based upon estimated expenses for the current fiscal year. For the fiscal year ended October 31, 1999, actual total operating expenses were 3.67% for Third Avenue High Yield Fund shares (1.90% after expense reimbursements).
(3) Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other operating expenses of the fund to the extent required to reduce Class A expenses to 0.75% of the average daily net assets attributable to Class A shares; the portion of fund expenses attributable to Class B and Class C shares will be reduced only to the extent such expenses are reduced for Class A shares. This agreement is voluntary and temporary and may be revised or terminated at any time.
                                         Class A   Class B   Class C

               Management Fee              0.00%     0.00%       0.00%
               Distribution and Service
               (12b-1) Fee                 0.25%     1.00%       1.00%
               Other Expenses              0.50%     0.50%       0.50%
               Total Annual Fund
               Operating Expenses          0.75%     1.50%       1.50%

EXAMPLE
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
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                       NUMBER OF YEARS YOU OWN YOUR SHARES
          --------------------------------------------------------------------------------
                 1        3        5        10        1        3        5        10
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Class A       $596     $903   $1,232    $2,160     $596     $903   $1,232    $2,160
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Class B        628    1,003    1,405     2,396      228      703    1,205     2,396
 ..........................................................................................
Class C        328      703    1,205     2,585      228      703    1,205     2,585
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OTHER INVESTMENT STRATEGIES
As discussed, the fund invests primarily in below investment grade debt securities and preferred stocks to maximize total return.

This section describes additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the fund's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


MORE ON PRINCIPAL INVESTMENTS
The fund may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

To the extent the fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

The fund may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

BASIC INFORMATION ABOUT THE FUND


INVESTMENTS OTHER THAN HIGH YIELD OR DEBT SECURITIES

Consistent with its objective, the fund may invest in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities. Although equity securities may not pay dividends, the fund invests in equity securities when Pioneer believes they offer the potential for capital gains or to diversify the fund's portfolio.

INVESTMENTS IN NON-U.S. SECURITIES
The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The fund may invest up to 15% of its total assets (at the time of purchase) in securities of non-U.S. issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the fund invests in issuers in emerging markets or concentrates its non-U.S. investments in any one region. These risks may include:
|X|Less information about non-U.S. issuers or markets may be available due to
     less rigorous disclosure and accounting standards or regulatory practices |X| Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the fund's portfolio securities in amounts and at prices it considers reasonable
|X| Adverse effect of currency exchange rates or controls on the value of the fund's investments
|X| Economic, political and social developments that adversely affect the securities markets
|X|  Withholding and other non-U.S. taxes may decrease the fund's return

TEMPORARY INVESTMENTS
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or may hold cash or cash equivalents. For temporary defensive purposes, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy only when Pioneer believes high yield securities have extraordinary risks due to political or economic factors.

SHORT-TERM TRADING
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

DERIVATIVES

The fund may use futures, options, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety non-principal of purposes, including:
|X| As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
|X|  As a substitute for purchasing or selling securities
|X| To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

MANAGEMENT


PIONEER, THE FUND'S INVESTMENT ADVISER,
selects the fund's investments and oversees the fund's operations.

PIONEER GROUP
The Pioneer Group, Inc. and its subsidiaries are engaged in financial services businesses in the United States and many foreign countries. As of December 31, 1999, the firm had more than $24 billion in assets under management worldwide including more than $23 billion in U.S. mutual funds. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds. John F. Cogan, chairman of the board and president of The Pioneer Group, Inc., owns approximately 14% of the firm. He is also an officer and director of each of the Pioneer mutual funds.

INVESTMENT ADVISER
Pioneer manages a family of U.S. and international stock funds, bond funds and money market funds. Pioneer is a subsidiary of The Pioneer Group, Inc. Its main office is at 60 State Street, Boston, Massachusetts 02109.

PORTFOLIO MANAGER
Day-to-day management of the fund's portfolio has been the responsibility of Margaret D. Patel since inception. Ms. Patel joined Pioneer as a vice president in August 1999 and has been an investment professional since 1972. Prior to joining Pioneer, she was a portfolio manager at EQSF Advisers, Inc. from 1998 to 2000 and a portfolio manager of several mutual funds at Northstar Investment Management Corp. from 1995 to 1996. Ms. Patel was a portfolio manager of several mutual funds at Boston Security Counsellors, Inc. from 1988 to 1995.

Ms. Patel is supported by a team of fixed income portfolio managers and analysts supervised by Sherman B. Russ and Kenneth J. Taubes. Mr. Russ and Mr. Taubes are jointly responsible for overseeing Pioneer's U.S. and global fixed income team.

Ms. Patel, Mr. Russ, Mr. Taubes and the fixed income team operate under the supervision of Theresa A. Hamacher. Ms. Hamacher is chief investment officer of Pioneer. She joined Pioneer in 1997 and has been an investment professional since 1984, most recently as chief investment officer at another investment adviser.

MANAGEMENT FEE
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is 0.70% of the fund's average daily net assets up to $500 million, 0.65% of the next $500 million and 0.60% on assets over $1 billion. The fee is normally computed daily and paid monthly.

DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneering Services Corporation is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are subsidiaries of The Pioneer Group, Inc.

BUYING, EXCHANGING AND SELLING SHARES


NET ASSET VALUE

The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its portfolio securities based on market prices or quotations. When market prices are not available or are considered by Pioneer to be unreliable, the fund may use an asset's fair value. Fair value is determined in accordance with procedures approved by the fund's trustees. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day when you cannot buy or sell shares of the fund.

You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge. When you sell Class B or Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.

CHOOSING A CLASS OF SHARES

The fund offers three classes of shares through this prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:
|X|  How long you expect to own the shares
|X|  The expenses paid by each class
|X|  Whether you qualify for any reduction or waiver of sales charges

Your investment professional can help you determine which class meets your goals. Your investment firm may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

DISTRIBUTION PLANS

The fund has adopted a distribution plan for each class of shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

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SHARE PRICE
The net asset value per share calculated on the day of your transaction, adjusted for any applicable sales charge, is often referred to as the share price.
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COMPARING CLASSES OF SHARES

CLASS A
CLASS B
CLASS C

WHY YOU MIGHT PREFER EACH CLASS
Class A shares may be your best alternative if you prefer to pay an initial sales charge and have lower annual expenses, or if you qualify for any reduction or waiver of the initial sales charge.

You may prefer Class B shares if you do not want to pay an initial sales charge, or if you plan to hold your investment for at least six years. Class B shares are not recommended if you are investing $250,000 or more.

You may prefer Class C shares if you do not wish to pay an initial sales charge and you would rather pay higher annual expenses over time.

INITIAL SALES CHARGE
Up to 4.5% of the offering price, which is reduced or waived for large purchases and certain types of investors. At the time of your purchase, your investment firm may receive a commission from the distributor of up to 4%, declining as the size of your investment increases.

None

None

CONTINGENT DEFERRED SALES CHARGES
None, except in certain circumstances when the initial sales charge is waived.

Up to 4% is charged if you sell your shares. The charge is reduced over time and not charged after six years. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 4%.

A 1% charge if you sell your shares within one year of purchase. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 1%.

DISTRIBUTION AND SERVICE FEES Up to 0.25% of average daily net assets.

Up to 1% of average daily net assets.

Up to 1% of average daily net assets.

ANNUAL EXPENSES (INCLUDING DISTRIBUTION AND SERVICE FEES) Lower than Class B or Class C.

Higher than Class A shares; Class B shares convert to Class A shares after eight years.

Higher than Class A shares; Class C shares do not convert to any other class of shares. You continue to pay higher annual expenses.

EXCHANGE PRIVILEGE
Class A shares of other Pioneer mutual funds.

Class B shares of other Pioneer mutual funds.

Class C shares of other Pioneer mutual funds.

BUYING, EXCHANGING AND SELLING SHARES


SALES CHARGES: CLASS A SHARES

You pay the offering price when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or distributions paid by the fund.

INVESTMENTS OF $1 MILLION OR MORE
You do not pay a sales charge when you purchase Class A shares if you are investing $1 million or more or you are a participant in certain group plans. However, you pay a deferred sales charge if you sell your Class A shares within one year of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.

REDUCED SALES CHARGES
You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. If you or your investment professional notifies the distributor of your eligibility for a reduced sales charge at the time of your purchase, the distributor will credit you with the combined value (at the current offering price) of all your Pioneer mutual fund shares and the shares of your spouse and the shares of any children under 21. Certain trustees and fiduciaries may also qualify for a reduced sales charge. For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. managed by Pioneer.

See "Qualifying for a reduced sales charge" for more information.

SALES CHARGES FOR CLASS A SHARES
                                                  SALES CHARGE AS % OF
                                              ------------------------
                                              OFFERING      NET AMOUNT
AMOUNT OF PURCHASE                               PRICE        INVESTED
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Less than $100,000                                4.50            4.71
 ......................................................................
$100,000 but less than $250,000                   3.50            3.63
 ......................................................................
$250,000 but less than $500,000                   2.50            2.56
 ......................................................................
$500,000 but less than $1 million                 2.00            2.04
 ......................................................................
$1 million or more                                 -0-             -0-
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OFFERING PRICE
The net asset value per share plus any initial sales charge.
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SALES CHARGES: CLASS B SHARES

You buy Class B shares at net asset value per share without paying an initial sales charge. However, you will pay a contingent deferred sales charge to the distributor if you sell your Class B shares within six years of purchase. The contingent deferred sales charge decreases as the number of years since your purchase increases.

CONTINGENT DEFERRED SALES CHARGE
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ON SHARES SOLD                      AS A % OF
BEFORE THE              DOLLAR AMOUNT SUBJECT
END OF YEAR               TO THE SALES CHARGE
---------------------------------------------
1                                           4
 .............................................
2                                           4
 .............................................
3                                           3
 .............................................
4                                           3
 .............................................
5                                           2
 .............................................
6                                           1
 .............................................
7+                                        -0-
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CONVERSION TO CLASS A SHARES
Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.

Your Class B shares will convert to Class A shares at the beginning of the calendar month (calendar quarter for shares purchased before October 1, 1998) that is eight years after the date of purchase except that:

|X| Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares at the same time as shares on which the dividend or distribution was paid
|X| Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares

Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.

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PAYING THE CONTINGENT DEFERRED SALES CHARGE (CDSC)

Several rules apply for Class B shares so that you pay the lowest possible CDSC. |X| The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
|X|  You do not pay a CDSC on reinvested dividends or distributions
|X| In determining the number of years since your purchase, all purchases are considered to have been made on the first day of that month (quarter for shares purchased before October 1, 1998)
|X| If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
|X| You may qualify for a waiver of the CDSC normally charged. See "Qualifying for a reduced sales charge"
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CONTINGENT DEFERRED SALES CHARGE
A sales charge that may be deducted from your sale proceeds.
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BUYING, EXCHANGING AND SELLING SHARES


SALES CHARGES: CLASS C SHARES

You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, you will pay to the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.

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PAYING THE CONTINGENT DEFERRED SALES CHARGE (CDSC)

Several rules apply for Class C shares which result in your paying the lowest CDSC.

|X| The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
|X|  You do not pay a CDSC on reinvested dividends or distributions
|X| In determining the amount of time since your purchase, all purchases are considered to have been made on the first day of that month (quarter for shares purchased before October 1, 1998)
|X| If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you purchased most recently
|X| You may qualify for a waiver of the CDSC normally charged. See "Qualifying for a reduced sales charge"
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CONTINGENT DEFERRED SALES CHARGE
A sales charge that may be deducted from your sale proceeds.
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QUALIFYING FOR A REDUCED SALES CHARGE


INITIAL CLASS A SALES CHARGE WAIVERS
You may purchase Class A shares at net asset value (without a sales charge) or with a reduced initial sales charge as follows. If you believe you qualify for any of the waivers discussed below, contact the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.

CLASS A PURCHASES AT NET ASSET VALUE ARE AVAILABLE TO:
|X|  Current or former trustees and officers of the fund;
|X|  Current or former partners and employees of legal counsel to the fund;
|X| Current or former directors, officers, employees or sales representatives of The Pioneer Group, Inc. and its affiliates;
|X| Current or former directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser;
|X| Current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with the distributor;
|X|  Members of the immediate families of any of the persons above;
|X| Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
|X|  Insurance company separate accounts;
|X| Certain "wrap accounts" for the benefit of clients of financial planners adhering to standards established by the distributor;
|X| Other funds and accounts for which Pioneer or any of its affiliates serve as investment adviser or manager;
|X| In connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;
|X|  Certain unit investment trusts;
|X| Employer-sponsored retirement plans with 100 or more eligible employees or at least $500,000 in plan assets;
|X| Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program,
     (ii) all participating mutual funds sell shares to program participants at net asset value, (iii) your employer has agreed in writing to actively promote Pioneer mutual funds to program participants and (iv) the program provides for a matching contribution for each participant contribution;
|X| Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) the employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan purchase shares of a Pioneer mutual fund or mutual funds through a single broker, dealer or other financial intermediary designated by your employer.

BUYING, EXCHANGING AND SELLING SHARES


CLASS A PURCHASES AT A REDUCED INITIAL SALES CHARGE OR NET ASSET VALUE ARE ALSO AVAILABLE TO: Group Plans if the sponsoring organization
|X| recommends purchases of Pioneer mutual funds to, |X| permits solicitation of, or
|X|  facilitates purchases by
its employees, members or participants.

LETTER OF INTENT (CLASS A)
You can use a letter of intent to qualify for reduced sales charges in two situations:
|X| If you plan to invest at least $100,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months
|X| If you include in your letter of intent the value - at the current offering price - of all of your Class A shares of the fund and all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy

Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.

REINVESTMENT (CLASS A)
If you sold shares of another mutual fund within the past 60 days, you may be able to reinvest the sale proceeds from that fund in Class A shares of the fund at net asset value without a sales charge.

To qualify:
|X| Your investment firm must have a sales agreement with the distributor; |X| You must demonstrate that the amount invested is from the proceeds of the sale of shares from another mutual fund that occurred within 60 days immediately preceding your purchase;
|X| You paid a sales charge on the original purchase of the shares sold; and |X| The mutual fund whose shares were sold also offers net asset value purchases to shareowners that sell shares of a Pioneer mutual fund.

WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGES (CDSC)

CLASS A SHARES THAT ARE SUBJECT TO A CDSC
Purchases of Class A shares of $1 million or more, or by participants in a Group Plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the CDSC is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan under Section 401, 403 or 457 of the Internal Revenue Code that has 1,000 or more eligible employees or at least
$10 million in plan assets.

CLASS A, CLASS B AND CLASS C SHARES
The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class B or Class C shares if:
|X| The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
|X| The distribution results from a total and permanent disability (as defined by Section 72 of the Internal Revenue Code) occurring after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
|X| The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);
|X| The distribution is from any type of IRA, 403(b) or employer-sponsored plan and one of the following applies:
     - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
     - It is a required minimum distribution due to the attainment of age 70-1/2, in which case the distribution amount may exceed 10% (based solely on plan assets held in Pioneer mutual funds);

BUYING, EXCHANGING AND SELLING SHARES


     - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held;
     - It is in the form of a loan to a participant in a plan that permits loans (each repayment will be subject to a CDSC as though a new purchase);
|X| The distribution is to a participant in an employer-sponsored retirement plan qualified under Section 401 of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored
     457 plan if (i) the employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan purchase shares of a Pioneer mutual fund or mutual funds through a single broker, dealer or other financial intermediary designated by your employer and is:
     -    A return of excess employee deferrals or contributions;
     - A qualifying hardship distribution as defined by the Internal Revenue Code. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held by Pioneer for all participants, reduced by the total of any prior distributions made in that calendar year;
     - Due to retirement or termination of employment. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held in a Pioneer mutual fund for all participants, reduced by the total of any prior distributions made in the same calendar year;
     - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers (not available to Class B shares);
|X| The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account;
|X| The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.

OPENING YOUR ACCOUNT

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

ACCOUNT OPTIONS
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.


Call or write to the transfer agent for account applications, account options forms and other account information:

PIONEERING SERVICES CORPORATION
P.O. Box 9014
Boston, Massachusetts 02205-9014
Telephone 1-800-225-6292

TELEPHONE TRANSACTION PRIVILEGES
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

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BY PHONE
If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern time on any weekday that the New York Stock Exchange is open. You may use FactFoneSM at any time.
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BUYING, EXCHANGING AND SELLING SHARES


GENERAL RULES ON BUYING, EXCHANGING AND SELLING YOUR FUND SHARES

SHARE PRICE
If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to the distributor prior to the distributor's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your share price will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

BUYING
You may buy fund shares from any investment firm that has a sales agreement with the distributor. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

You can buy fund shares at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

MINIMUM INVESTMENT AMOUNTS
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B or Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm.

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RETIREMENT PLAN ACCOUNTS

You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.
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Consult your investment professional to learn more about buying, exchanging or selling fund shares.
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EXCHANGING
You may exchange your shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

SELLING
Your shares will be sold at net asset value per share next calculated after the fund receives your request in good order.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

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GOOD ORDER MEANS THAT:
|X|  You have provided adequate instructions
|X|  There are no outstanding claims against your account
|X|  There are no transaction limitations on your account
|X| If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
|X|  Your request includes a signature guarantee if you:
     -    Are selling over $100,000 or exchanging over $500,000 worth of shares
     -    Changed your account registration or address within the last 30 days
     - Instruct the transfer agent to mail the check to an address different from the one on your account
     -    Want the check paid to someone other than the account owner(s)
     - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
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You may have to pay income taxes on a sale or an exchange.
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BUYING, EXCHANGING AND SELLING SHARES


BUYING SHARES
EXCHANGING SHARES

THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your purchase request to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. Your investment firm may receive a commission from the distributor for your purchase of fund shares. The distributor or its affiliates may pay additional compensation, out of their own assets, to certain investment firms or their affiliates based on objective criteria established by the distributor.

Normally, your investment firm will send your exchange request to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT EXCHANGING YOUR SHARES.

BY PHONE
YOU CAN USE THE TELEPHONE PURCHASE PRIVILEGE IF you have an existing non-retirement account or certain IRAs. You can purchase additional fund shares by phone if:
|X|  You established your bank account of record at least 30 days ago
|X|  Your bank information has not changed for at least 30 days
|X| You are not purchasing more than $25,000 worth of shares per account per day
|X|  You can provide the proper account identification information

When you request a telephone purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

After you establish your fund account, YOU CAN EXCHANGE FUND SHARES BY PHONE IF:
|X| You are using the exchange to establish a new account, provided the new account has a registration identical to the original account
|X|  The fund into which you are exchanging offers the same class of shares
|X| You are not exchanging more than $500,000 worth of shares per account per day
|X|  You can provide the proper account identification information

IN WRITING, BY MAIL OR BY FAX
You can purchase fund shares for an existing fund account by MAILING A CHECK TO THE TRANSFER AGENT. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

You can exchange fund shares by MAILING OR FAXING A LETTER OF INSTRUCTION TO THE TRANSFER AGENT. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
|X|  The name, social security number and signature of all registered owners
|X| A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
|X| The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
|X|  The class of shares you are exchanging
|X|  The dollar amount or number of shares you are exchanging

SELLING SHARES
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

YOU MAY SELL UP TO $100,000 PER ACCOUNT PER DAY. You may sell fund shares held in a retirement plan account by phone only if your account is an IRA. You may not sell your shares by phone if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:

|X| By check, provided the check is made payable exactly as your account is registered
|X| By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

You can sell some or all of your fund shares by writing DIRECTLY TO THE FUND only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order. The transfer agent will not process your request until it is received in good order. You may sell up to $100,000 per account per day by fax.

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HOW TO CONTACT US

BY PHONE [telephone icon]
For information or to request a telephone transaction between 8:00 a.m. and 9:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292 To request a transaction using FactFoneSM call 1-800-225-4321 Telecommunications Device for the Deaf (TDD) 1-800-225-1997

BY MAIL [envelope icon]
Send your written instructions to:
PIONEERING SERVICES CORPORATION
P.O. Box 9014
Boston, Massachusetts 02205-9014

BY FAX [fax icon]
Fax your exchange and sale requests to:
1-800-225-4240
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EXCHANGE PRIVILEGE
You may make up to four exchange redemptions of $25,000 or more per account per calendar year.

The fund and the distributor reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Abuses include frequent trading in response to short-term market fluctuations and a pattern of trading that appears to be an attempt to "time the market." In addition, the fund and the distributor reserve the right, at any time without notice, to charge a fee for exchanges or to modify, limit or suspend the exchange privilege. The fund will provide 60 days' notice of material amendments to or termination of the privilege.
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BUYING, EXCHANGING AND SELLING SHARES


ACCOUNT OPTIONS
See the account application form for more details on each of the following options.

AUTOMATIC INVESTMENT PLANS
You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class B or Class C share account and your balance is at least $1,000, you may establish an automatic investment plan.

PIONEER INVESTOMATIC PLAN
If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.

AUTOMATIC EXCHANGES
You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
|X|  You must select exchanges on a monthly or quarterly basis
|X| Both the originating and receiving accounts must have identical registrations
|X|  The originating account must have a minimum balance of $5,000

DISTRIBUTION OPTIONS
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.

DIRECTED DIVIDENDS
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000 ($500 for Pioneer Fund or Pioneer II). You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

SYSTEMATIC WITHDRAWAL PLANS
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a bank account you designate.

To establish a systematic withdrawal plan:
|X| Your account must have a total value of at least $10,000 when you establish your plan
|X|  You must request a periodic withdrawal of at least $50
|X| You may not request a periodic withdrawal of more than 10% of the value of any Class B or Class C share account (valued at the time the plan is implemented)

Systematic sales of fund shares may be taxable transactions for you. If you purchase Class A shares while you are making systematic withdrawals from your account, you may pay unnecessary sales charges.

DIRECT DEPOSIT
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

VOLUNTARY TAX WITHHOLDING
You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

REINSTATEMENT PRIVILEGE FOR CLASS A SHARES
You may qualify for the reinstatement privilege if you recently sold all or part of your Class A shares.

BUYING, EXCHANGING AND SELLING SHARES


SHAREOWNER SERVICES

PIONEER WEBSITE
WWW.PIONEERFUNDS.COM
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
|X|  Your current account information
|X| Prices, returns and yields of all publicly available Pioneer mutual funds |X| Prospectuses for all the Pioneer mutual funds

FACTFONESM 1-800-225-4321 You can use FactFoneSM to:
|X|  Obtain current information on your Pioneer mutual fund accounts
|X| Inquire about the prices and yields of all publicly available Pioneer mutual funds
|X| Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
|X|  Request account statements

If you plan to use FactFoneSM to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFoneSM.

HOUSEHOLD DELIVERY OF FUND DOCUMENTS
With your consent, Pioneer may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate prospectuses and shareholder reports to you within 30 days after receiving your notice.

CONFIRMATION STATEMENTS
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

TAX INFORMATION
In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

TDD 1-800-225-1997
If you have a hearing disability and access to TDD keyboard equipment, you can contact our telephone representatives with questions about your account by calling our TDD number between 8:30 a.m. and 5:30 p.m. Eastern time any weekday that the New York Stock Exchange is open.

SHAREOWNER ACCOUNT POLICIES

SIGNATURE GUARANTEES AND OTHER REQUIREMENTS You are required to obtain a signature guarantee when you are:
|X|  Requesting certain types of exchanges or sales of fund shares
|X|  Redeeming shares for which you hold a share certificate
|X|  Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

EXCHANGE LIMITATION
The fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401 of the Internal Revenue Code. The exchange limitation may not apply to transactions made through an omnibus account for fund shares.

MINIMUM ACCOUNT SIZE
The fund requires that you maintain a minimum account value of $500. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the fund will notify you of its intent to sell your shares and close your account. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the fund.

TELEPHONE ACCESS
You may have difficulty contacting the fund by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the telephone center will adjust its hours accordingly. If you are unable to reach the fund by telephone, you should communicate with the fund in writing.

SHARE CERTIFICATES
Normally, your shares will remain on deposit with the transfer agent and certificates will not be issued. If you are legally required to obtain a certificate, you may request one for your Class A shares only. A fee may be charged for this service.

FORMER THIRD AVENUE HIGH YIELD FUND SHAREOWNERS
You may purchase shares in any Pioneer mutual fund, either directly or by exchange, for any account established as a result of the reorganization without a sales charge. These shares will not be subject to the Class A distribution fee, except that Class A shares held in an omnibus account are subject to the Class A distribution fee whether those shares issued were in connection with the reorganization or were later purchased by direct investment or by exchange.

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You may make up to four exchange redemptions of $25,000 or more per account per calendar year out of the fund. Except as noted, you may make any number of exchanges of less than $25,000.
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BUYING, EXCHANGING AND SELLING SHARES


OTHER POLICIES
The fund may suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable for the fund to sell or value its portfolio securities or with the permission of the Securities and Exchange Commission.

The fund or the distributor may revise, suspend or terminate the account options and services available to shareowners at any time.

The fund reserves the right to redeem in kind by delivering portfolio securities to a redeeming shareowner, provided that the fund must pay redemptions in cash if a shareowner's aggregate redemptions in a 90-day period are less than $250,000 or 1% of the fund's net assets.

DIVIDENDS, CAPITAL GAINS AND TAXES


DIVIDENDS AND CAPITAL GAINS
The fund declares a dividend daily. The dividend consists of substantially all of the fund's net income. You begin to earn dividends on the first business day following receipt of payment for shares. You continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The fund generally pays any distributions of net short- and long-term capital gains in November. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

TAXES

For federal income tax purposes, your distributions from the fund's net long-term capital gains are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Dividends and short-term capital gain distributions are taxable as ordinary income. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares. When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 31% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

You should ask your own tax adviser about any federal or state tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of federal income tax considerations that may affect the fund and its shareowners.

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Sales and exchanges may be taxable transactions to shareowners.
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FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE HELPS YOU UNDERSTAND the fund's financial performance since inception.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned on an investment in Third Avenue High Yield Fund, the predecessor to Pioneer High Yield Fund, assuming reinvestment of all dividends and distributions.(1)

This information has been audited by PricewaterhouseCoopers LLP, whose report is included in the annual report of Third Avenue High Yield Fund along with the fund's financial statements. The annual report is available upon request.

PIONEER HIGH YIELD FUND(1)
SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS
ARE AS FOLLOWS:


                                                 FOR THE         FOR THE PERIOD
                                                YEAR ENDED           ENDED
                                             OCTOBER 31, 1999     OCTOBER 31,
                                                                     19981
Net asset value, beginning of period              $ 8.50             $10.00
                                                  ------             ------
Income (loss) from investment operations:
 Net investment income                              0.70               0.34
 Net gain (loss) on securities (both
  realized and unrealized)                          1.14              (1.56)
                                                  ------             ------
 Total from investment operations                   1.84              (1.22)
                                                  ------             ------
Less distributions:
 Dividends from net investment income              (0.69)             (0.28)
                                                  ------             ------
Net asset value, end of period                    $ 9.65             $ 8.50
                                                  ======             ======
Total return                                       22.20%            (12.39)%(2)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)          $7,591             $7,691
Ratio of expenses to average net assets
  Before expense reimbursement                      3.67%              3.99%(3)
  After expense reimbursement                       1.90%              1.90%(3)
Ratio of net income to average net assets
  Before expense reimbursement                      5.36%              4.13%(3)
  After expense reimbursement                       7.13%              6.22%(3)
Portfolio turnover rate                               64%                38%(2)

(1) The fund is the successor to Third Avenue High Yield Fund, a series of Third Avenue Trust. Third Avenue High Yield Fund transferred all of its assets to the fund on February 25, 2000 pursuant to an agreement and plan of reorganization. Third Avenue High Yield Fund commenced investment operations on February 12, 1998.
(2)  Not annualized.
(3)  Annualized.

                                      NOTES

                                      NOTES

                                      NOTES

PIONEER
HIGH YIELD FUND

YOU CAN OBTAIN MORE FREE INFORMATION about the fund from your investment firm or by writing to Pioneering Services Corporation, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

SHAREOWNER REPORTS
Annual and semiannual reports to shareowners provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

VISIT OUR WEBSITE
www.pioneerfunds.com

You can also review the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-09685)





[Pioneer
logo]  Pioneer Funds Distributor, Inc.
       60 State Street
       Boston, MA 02109                                             7491-00-0200
       www.pioneerfunds.com                  (C) Pioneer Funds Distributor, Inc.

                                                         [Pioneer logo]





PIONEER
HIGH YIELD FUND





                                                   CLASS Y SHARES
                                    Prospectus, February 25, 2000

















                              CONTENTS

                              Basic information about the fund 1
                              Management 8
                              Buying, exchanging and selling shares 10
                              Dividends, capital gains and taxes 18
                              Financial highlights 19





                              Neither the Securities and Exchange Commission nor any state securities agency has approved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

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AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. [end text box]

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CONTACT YOUR INVESTMENT PROFESSIONAL TO DISCUSS HOW THE FUND FITS INTO YOUR PORTFOLIO.
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BASIC INFORMATION ABOUT THE FUND


INVESTMENT OBJECTIVE
Maximize total return through a combination of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 65% of its total assets (at the time of purchase) in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities.

Pioneer Investment Management, Inc., the fund's investment adviser, uses a value approach to select the fund's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide income. In assessing the appropriate maturity, rating and sector weighting of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weighting to reflect its outlook of the market for high yield securities rather than using a fixed sector allocation.
In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.


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BELOW INVESTMENT GRADE DEBT SECURITIES
A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Ratings Group or the equivalent rating by a nationally recognized securities rating organization or, if unrated, determined to be of equivalent credit quality by Pioneer.
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BASIC INFORMATION ABOUT THE FUND


PRINCIPAL RISKS OF INVESTING IN THE FUND
Even though the fund seeks to maximize total return, you could lose money on your investment or not make as much as if you invested elsewhere if:
|X| Interest rates go up, causing the value of debt securities in the fund's portfolio to decline
|X| The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
|X| During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
|X| During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk
|X| Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect
|X| A downturn in equity markets causes the price of convertible securities to drop even when the prices of below investment grade bonds otherwise would not go down

INVESTMENT IN HIGH YIELD SECURITIES INVOLVES SUBSTANTIAL RISK OF LOSS.
These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:
|X| Increased price sensitivity to changing interest rates and deteriorating economic environment
|X|  Greater risk of loss due to default or declining credit quality
|X| Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
|X| A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

THE FUND'S PAST PERFORMANCE
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.

The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment. The fund is newly organized and pursuant to an agreement and plan of reorganization acquired all of the assets of Third Avenue High Yield Fund on February 25, 2000. In the reorganization, Third Avenue High Yield Fund exchanged all of its assets for Class A shares of the fund. The performance of the fund's Class Y shares from February 12, 1998 to February 25, 2000 includes the performance of Third Avenue High Yield Fund's single class of shares.
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FUND PERFORMANCE
The chart shows the performance of the fund's Class Y shares for each full calendar year since the fund's inception on February 12, 1998.

THE FUND'S HIGHEST CALENDAR QUARTERLY RETURN WAS 11.15% (9/30/99 TO 12/31/99) THE FUND'S LOWEST CALENDAR QUARTERLY RETURN WAS 3.63% (6/30/99 TO 9/30/99)

ANNUAL RETURN CLASS Y SHARES
(Year ended December 31)
'99              27.37%
_______________________________________________________________________

COMPARISON WITH MERRILL LYNCH INDICES
The table shows the average annual total returns for the Class Y shares of the fund over time and compares these returns to the returns of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality). These indices are recognized measures of the performance of high yield securities. Unlike the fund, the indices are not managed and do not incur expenses. The table:
|X|  Assumes that you sell your shares at the end of the period
|X|  Assumes that you reinvest all of your dividends and distributions

AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 1999)

                             SINCE  INCEPTION
                1 YEAR   INCEPTION       DATE
---------------------------------------------

Class Y          27.37        9.80    2/12/98
---------------------------------------------
High Yield
Master II Index   2.51        1.87         --
---------------------------------------------
Convertible Bonds
(Speculative
Quality)         38.91       23.70         --
---------------------------------------------

BASIC INFORMATION ABOUT THE FUND


FEES AND EXPENSES
These are the fees and expenses, based on estimated expenses for the current fiscal year, you may pay if you invest in the fund.

SHAREOWNER FEES
PAID DIRECTLY FROM YOUR INVESTMENT                    CLASS Y
-------------------------------------------------------------
Maximum sales charge (load) when you buy shares          None
 .............................................................
Maximum deferred sales charge (load)                     None
-------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
PAID FROM THE ASSETS OF THE FUND
as a percentage of average daily net assets           CLASS Y
-------------------------------------------------------------
   Management Fee(1)                                    0.70%
 .............................................................
   Distribution and Service (12b-1) Fee                 0.00%
 .............................................................
   Other Expenses(1)                                    0.55%
 .............................................................
Total Annual Fund Operating Expenses(1)                 1.25%
-------------------------------------------------------------

(1) Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other operating expenses of the fund to the extent required to reduce Class A expenses to 0.75% of the average daily net assets attributable to Class A shares; the portion of fund expenses attributable to Class Y shares will be reduced only to the extent such expenses are reduced for Class A shares. This agreement is voluntary and temporary and may be revised or terminated at any time.

                                                   Class Y
          Management Fee                             0.00%
          Distribution and Service (12b-1) Fee       0.00%
          Other Expenses                             0.50%
          Total Annual Fund Operating Expenses       0.50%

EXAMPLE
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
                               -----------------------------------
                                  1          3         5        10
------------------------------------------------------------------
Class Y                        $127       $397      $686    $1,511
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OTHER INVESTMENT STRATEGIES
As discussed, the fund invests primarily in below investment grade debt securities and preferred stocks to maximize total return.

This section describes additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the fund's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


MORE ON PRINCIPAL INVESTMENTS
The fund may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

To the extent the fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

The fund may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

BASIC INFORMATION ABOUT THE FUND


INVESTMENTS OTHER THAN HIGH YIELD OR DEBT SECURITIES
Consistent with its objective, the fund may invest in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities. Although equity securities may not pay dividends, the fund invests in equity securities when Pioneer believes they offer the potential for capital gains or to diversify the fund's portfolio.

INVESTMENTS IN NON-U.S. SECURITIES
The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The fund may invest up to 15% of its total assets (at the time of purchase) in securities of non-U.S. issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the fund invests in issuers in emerging markets or concentrates its non-U.S. investments in any one region. These risks may include:
|X| Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices
|X| Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the fund's portfolio securities in amounts and at prices it considers reasonable
|X| Adverse effect of currency exchange rates or controls on the value of the fund's investments
|X| Economic, political and social developments that adversely affect the securities markets
|X|  Withholding and other non-U.S. taxes may decrease the fund's return

TEMPORARY INVESTMENTS
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or may hold cash or cash equivalents. For temporary defensive purposes, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy only when Pioneer believes high yield securities have extraordinary risks due to political or economic factors.

SHORT-TERM TRADING
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

DERIVATIVES

The fund may use futures, options, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:
|X| As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
|X|  As a substitute for purchasing or selling securities
|X| To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

MANAGEMENT


PIONEER, THE FUND'S INVESTMENT ADVISER,
selects the fund's investments and oversees the fund's operations.

PIONEER GROUP
The Pioneer Group, Inc. and its subsidiaries are engaged in financial services businesses in the United States and many foreign countries. As of December 31, 1999, the firm had more than $24 billion in assets under management worldwide including more than $23 billion in U.S. mutual funds. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds. John F. Cogan, chairman of the board and president of The Pioneer Group, Inc., owns approximately 14% of the firm. He is also an officer and director of each of the Pioneer mutual funds.

INVESTMENT ADVISER
Pioneer manages a family of U.S. and international stock funds, bond funds and money market funds. Pioneer is a subsidiary of The Pioneer Group, Inc. Its main office is at 60 State Street, Boston, Massachusetts 02109.

PORTFOLIO MANAGER
Day-to-day management of the fund's portfolio has been the responsibility of Margaret D. Patel since inception. Ms. Patel joined Pioneer as a vice president in August 1999 and has been an investment professional since 1972. Prior to joining Pioneer, she was a portfolio manager at EQSF Advisers, Inc. from 1998 to 2000 and a portfolio manager of several mutual funds at Northstar Investment Management Corp. from 1995 to 1996. Ms. Patel was a portfolio manager of several mutual funds at Boston Security Counsellors, Inc. from 1988 to 1995.

Ms. Patel is supported by a team of fixed income portfolio managers and analysts supervised by Sherman B. Russ and Kenneth J. Taubes. Mr. Russ and Mr. Taubes are jointly responsible for overseeing Pioneer's U.S. and global fixed income team.

Ms. Patel, Mr. Russ, Mr. Taubes and the fixed income team operate under the supervision of Theresa A. Hamacher. Ms. Hamacher is chief investment officer of Pioneer. She joined Pioneer in 1997 and has been an investment professional since 1984, most recently as chief investment officer at another investment adviser.

MANAGEMENT FEE
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is 0.70% of the fund's average daily net assets up to $500 million, 0.65% of the next $500 million and 0.60% on assets over $1 billion. The fee is normally computed daily and paid monthly.

DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneering Services Corporation is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are subsidiaries of The Pioneer Group, Inc.

BUYING, EXCHANGING AND SELLING SHARES


NET ASSET VALUE

The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its portfolio securities based on market prices or quotations. When market prices are not available or are considered by Pioneer to be unreliable, the fund may use an asset's fair value. Fair value is determined in accordance with procedures approved by the fund's trustees. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day when you cannot buy or sell shares of the fund.

You buy or sell Class Y shares at the net asset value per share calculated on the day of your transaction.

DISTRIBUTION OF CLASS Y SHARES
The distributor incurs the expenses of distributing the fund's Class Y shares, none of which are reimbursed or paid for by the fund or the Class Y shareowners. Distribution expenses include fees paid to broker-dealers which have sales agreements with the distributor and other parties, advertising expenses and the cost of printing and mailing prospectuses to potential investors.

The distributor or its affiliates may make payments out of their own resources to dealers and other persons who distribute Class Y shares. Such payments may be based upon the value of Class Y shares sold. The distributor may impose conditions on the payment of such fees.

OPENING YOUR ACCOUNT

If you are an individual or other non-institutional investor, open your Class Y share account by completing an account application and sending it to the transfer agent by mail or by fax. If you are any other type of investor, please call the transfer agent to obtain a Class Y share account set-up kit and an account number.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

ACCOUNT OPTIONS
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

PIONEERING SERVICES CORPORATION
P.O. Box 9014
Boston, Massachusetts 02205-9014
Telephone 1-888-294-4480

TELEPHONE TRANSACTION PRIVILEGES
If your account is registered in your name, you can exchange or sell Class Y shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

[text box: telephone icon]
BY PHONE
If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-888-294-4480 between 9:00 a.m. and 6:00 p.m. Eastern time on any weekday that the New York Stock Exchange is open.
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BUYING, EXCHANGING AND SELLING SHARES


GENERAL RULES ON BUYING, EXCHANGING AND SELLING YOUR FUND SHARES

SHARE PRICE
When you place an order to purchase, exchange or sell Class Y shares it must be received in good order by the transfer agent or by your broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) in order to purchase shares at the price determined on that day.

If you place your order through a broker-dealer, you must place the order before the close of regular trading on the New York Stock Exchange and your broker-dealer must submit the order to the distributor prior to the distributor's close of business (usually 5:30 p.m. Eastern time) for your share price to be determined at the close of regular trading on the date your order is received. Your broker-dealer is responsible for transmitting your order to the distributor. In all other cases except as described below for wire transfers, your share price will be calculated at the close of the New York Stock Exchange after the distributor receives your order.

BUYING
You can buy Class Y shares at net asset value per share. The fund does not impose any initial, contingent deferred or asset based sales charge on Class Y shares. The distributor may reject any order until it has confirmed it in writing and received payment.

MINIMUM INVESTMENT AMOUNT
Your initial Class Y share investment must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount.

WAIVERS OF THE MINIMUM INVESTMENT AMOUNT
The fund will accept an initial investment of less than $5 million if:

(a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or


(c) The account is not represented by a broker/dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

(d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of The Pioneer Group, Inc. or employees of its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor.

EXCHANGING
You may exchange your Class Y shares for the Class Y shares of another Pioneer mutual fund.

Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. The fund allows you to exchange your Class Y shares at net asset value without charging you either an initial or contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

SELLING
Your Class Y shares will be sold at net asset value per share next calculated after the fund receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently purchased the shares being sold, the fund may delay payment of the sale proceeds until your payment has cleared. This may take up to 15 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

[text box]
GOOD ORDER MEANS THAT:
|X|  You have provided adequate instructions
|X|  There are no outstanding claims against your account
|X|  There are no transaction limitations on your account
|X| If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
|X|  Your request includes a signature guarantee if you:
     - Are selling over $100,000 worth of shares and |X| Want the sale proceeds sent to an address other than your
               bank account of record or
          |X| Want the sale proceeds to be made payable to someone other than the account's record owners or
          |X| The account registration, address of record or bank account of record has changed within the last 30 days
     -    Are selling or exchanging over $5 million worth of shares
     - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
[end text box]

[text box: capital icon]
You may have to pay income taxes on a sale or an exchange.
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BUYING, EXCHANGING AND SELLING SHARES


BUYING SHARES
EXCHANGING SHARES

IN WRITING, BY MAIL OR BY FAX
You can purchase Class Y shares by MAILING A CHECK TO THE TRANSFER AGENT.
Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

If you are registering an account in the name of a corporation or other fiduciary, you must send your completed account set-up forms to the transfer agent prior to making your initial purchase.

You can exchange Class Y shares by MAILING OR FAXING A LETTER OF INSTRUCTION TO THE TRANSFER AGENT. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $5 million. Include in your letter:
|X|  The name and signature of all registered owners
|X| A signature guarantee for each registered owner if the amount of the exchange is more than $5 million
|X| The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
|X|  The dollar amount or number of Class Y shares you are exchanging

BY PHONE OR WIRE
BY WIRE
If you have an existing Class Y account, you MAY WIRE FUNDS TO PURCHASE CLASS Y SHARES. Note, however, that:
|X| State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares
|X| If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk
|X| Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank
|X|  Wire transfers may be restricted on holidays and at certain other times

INSTRUCT YOUR BANK TO WIRE FUNDS TO:
Receiving Bank:            State Street Bank
                             and Trust Company
                           225 Franklin Street
                           Boston, MA 02101
                           ABA Routing No. 011000028
For further credit to:     Shareholder Name
                           Existing Pioneer
                           Account No.
                           Pioneer High Yield Fund

BY PHONE
After you establish your Class Y account, YOU CAN EXCHANGE FUND SHARES BY PHONE IF:
|X| You are using the exchange to establish a new account, provided the new account has a registration identical to the original account
|X|  The fund into which you are exchanging offers Class Y shares
|X| You are not exchanging more than $5 million worth of shares per account per day
|X|  You can provide the proper account identification information

THROUGH YOUR INVESTMENT FIRM
CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION.

CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT EXCHANGING YOUR SHARES.

SELLING SHARES
You can sell some or all of your Class Y shares by WRITING DIRECTLY TO THE FUND only if your account is registered in your name. Include in your request your name, the fund's name, your fund account number, the dollar amount or number of Class Y shares to be sold and any other applicable requirements as described below.
|X| The transfer agent will send the sale proceeds to your address of record unless you provide other instructions
|X|  Your request must be signed by all registered owners
|X| The transfer agent will not process your request until it is received in good order

BY FAX
|X| You may sell up to $5 million per account per day if the proceeds are directed to your bank account of record
|X| You may sell up to $100,000 per account per day if the proceeds are not directed to your bank account of record

BY PHONE
|X| You may sell up to $5 million per account per day if the proceeds are directed to your bank account of record
|X| You may sell up to $100,000 per account per day if the proceeds are not directed to your bank account of record
You may sell fund shares held in a retirement plan account by phone only if your account is an IRA. You may not sell your shares by phone if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
|X| By check, provided the check is made payable exactly as your account is registered
|X| By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

[text box] HOW TO CONTACT US

BY PHONE [telephone icon]
For information or to request a telephone transaction between 9:00 a.m. and 6:00 p.m. (Eastern time) by speaking with a shareholder services representative call
1-888-294-4480
To use FactFoneSM call
1-800-225-4321

BY MAIL [envelope icon]
Send your written instructions to:
PIONEERING SERVICES CORPORATION
P.O. Box 9014
Boston, Massachusetts 02205-9014

BY FAX [fax icon]
Fax your exchange and sale requests to:
1-888-294-4485
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[text box]
EXCHANGE PRIVILEGE
The fund and the distributor reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Abuses include frequent trading in response to short-term market fluctuations and a pattern of trading that appears to be an attempt to "time the market." In addition, the fund and the distributor reserve the right, at any time without notice, to charge a fee for exchanges or to modify, limit or suspend the exchange privilege. The fund will provide 60 days' notice of material amendments to or termination of the privilege.
[end text box]

[text box]
OTHER REQUIREMENTS
If you must use a written request to exchange or sell your Class Y shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.
[end text box]

BUYING, EXCHANGING AND SELLING SHARES


ACCOUNT OPTIONS

DISTRIBUTION OPTIONS
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.

SHAREOWNER SERVICES

PIONEER WEBSITE
WWW.PIONEERFUNDS.COM
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
|X|  Your current account information
|X| Prices, returns and yields of all publicly available Pioneer mutual funds |X| Prospectuses for all the Pioneer mutual funds

FACTFONESM 1-800-225-4321
You can use FactFoneSM to:
|X|  Obtain current information on your Pioneer mutual fund accounts
|X| Inquire about the prices and yields of all publicly available Pioneer mutual funds
|X|  Request account statements

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFoneSM to obtain account information.

CONFIRMATION STATEMENTS
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

TAX INFORMATION
In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

SHAREOWNER ACCOUNT POLICIES

SIGNATURE GUARANTEES AND OTHER REQUIREMENTS
You are required to obtain a signature guarantee when you are:
|X| Requesting certain types of exchanges or sales of fund shares |X| Redeeming shares for which you hold a share certificate
|X|  Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

MINIMUM ACCOUNT SIZE
The fund requires that you maintain a minimum account value of $500. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the fund will notify you of its intent to sell your shares and close your account. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the fund.

TELEPHONE ACCESS
You may have difficulty contacting the fund by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the telephone center will adjust its hours accordingly. If you are unable to reach the fund by telephone, you should communicate with the fund in writing.

SHARE CERTIFICATES
Normally, your shares will remain on deposit with the transfer agent and certificates will not be issued.

OTHER POLICIES
The fund may suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable for the fund to sell or value its portfolio securities or with the permission of the Securities and Exchange Commission.

The fund or the distributor may revise, suspend or terminate the account options and services available to shareowners at any time.

The fund reserves the right to stop offering Class Y shares.

The fund reserves the right to redeem in kind by delivering portfolio securities to a redeeming shareowner, provided that the fund must pay redemptions in cash if a shareowner's aggregate redemptions in a 90-day period are less than $250,000 or 1% of the fund's net assets.

DIVIDENDS, CAPITAL GAINS AND TAXES


DIVIDENDS AND CAPITAL GAINS
The fund declares a dividend daily. The dividend consists of substantially all of the fund's net income. You begin to earn dividends on the first business day following receipt of payment for shares. You continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The fund generally pays any distributtions of net short- and long-term capital gains in November. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

TAXES

For federal income tax purposes, your distributions from the fund's net long-term capital gains are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Dividends and short-term capital gain distributions are taxable as ordinary income. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares. When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 31% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

You should ask your own tax adviser about any federal or state tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of federal income tax considerations that may affect the fund and its shareowners.

[text box: capital icon]
Sales and exchanges may be taxable transactions to shareowners.
[end text box]

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE HELPS YOU UNDERSTAND the fund's financial performance since inception.

Financial highlights are not currently available for Class Y shares because they are a new class of shares. The fund has adopted the financial history of Third Avenue High Yield Fund for the fund's Class A shares (offered through a different prospectus).

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned on an investment in Third Avenue High Yield Fund, the predecessor to Pioneer High Yield Fund, assuming reinvestment of all dividends and distributions.(1)

This information has been audited by PricewaterhouseCoopers LLP, whose report is included in the annual report of Third Avenue High Yield Fund along with the fund's financial statements. The annual report is available upon request.

PIONEER HIGH YIELD FUND(1)
SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS
ARE AS FOLLOWS:

                                                 FOR THE         FOR THE PERIOD
                                                YEAR ENDED           ENDED
                                             OCTOBER 31, 1999     OCTOBER 31,
                                                                     19981
Net asset value, beginning of period              $ 8.50             $10.00
                                                  ------             ------
Income (loss) from investment operations:
 Net investment income                              0.70               0.34
 Net gain (loss) on securities (both
  realized and unrealized)                          1.14              (1.56)
                                                  ------             ------
 Total from investment operations                   1.84              (1.22)
                                                  ------             ------
Less distributions:
 Dividends from net investment income              (0.69)             (0.28)
                                                  ------             ------
Net asset value, end of period                    $ 9.65             $ 8.50
                                                  ======             ======
Total return                                       22.20%            (12.39)%(2)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)          $7,591             $7,691
Ratio of expenses to average net assets
  Before expense reimbursement                      3.67%              3.99%(3)
  After expense reimbursement                       1.90%              1.90%(3)
Ratio of net income to average net assets
  Before expense reimbursement                      5.36%              4.13%(3)
  After expense reimbursement                       7.13%              6.22%(3)
Portfolio turnover rate                               64%                38%(2)

(1) The fund is the successor to Third Avenue High Yield Fund, a series of Third Avenue Trust. Third Avenue High Yield Fund transferred all of its assets to the fund's Class A shares on February 25, 2000 pursuant to an agreement and plan of reorganization. Third Avenue High Yield Fund commenced investment operations on February 12, 1998.
(2)  Not annualized.
(3)  Annualized.

                                      NOTES

                                      NOTES

PIONEER
HIGH YIELD FUND

YOU CAN OBTAIN MORE FREE INFORMATION about the fund from your investment firm or by writing to Pioneering Services Corporation, 60 State Street, Boston, Massachusetts 02109. You may also call 1-888-294-4480.

SHAREOWNER REPORTS
Annual and semiannual reports to shareowners provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

VISIT OUR WEBSITE
www.pioneerfunds.com

You can also review the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-09685)





[Pioneer
logo]  Pioneer Funds Distributor, Inc.
       60 State Street
       Boston, MA 02109                                             7492-00-0200
       www.pioneerfunds.com                  (C) Pioneer Funds Distributor, Inc.

                             PIONEER HIGH YIELD FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                  CLASS A, CLASS B, CLASS C AND CLASS Y SHARES


                                FEBRUARY 25, 2000

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class B and Class C shares prospectus and its Class Y shares prospectus each dated February 25, 2000, as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the fund's Class A, Class B and Class C shares prospectus from our website at: www.pioneerfunds.com.

                                TABLE OF CONTENTS

                                                                        PAGE

1.  Fund History...........................................................2
2.  Investment Policies, Risks and Restrictions............................2
3.  Management of the Fund................................................23
4.  Investment Adviser....................................................27
5.  Principal Underwriter and Distribution Plans..........................29
6.  Shareholder Servicing/Transfer Agent..................................33
7.  Custodian.............................................................33
8.  Independent Public Accountants........................................33
9.  Portfolio Transactions................................................33
10. Description of Shares.................................................35
11. Sales Charges.........................................................37
12. Redeeming Shares......................................................40
13. Telephone Transactions................................................41
14. Pricing of Shares.....................................................42
15. Tax Status............................................................43
16. Investment Results....................................................47
17. Financial Statements..................................................50
18. Appendix A - Annual Fee, Expense and Other Information................51
19. Appendix B - Description of Short-Term Debt, Corporate Bond
    and Preferred Stock Ratings...........................................54
20. Appendix C - Performance Statistics...................................60
21. Appendix D - Other Pioneer Information................................74

1.       FUND HISTORY

The fund is a non-diversified open-end management investment company. The fund originally was established as Third Avenue High Yield Fund, a series of Third Avenue Trust, a Delaware business trust. Pursuant to an agreement and plan of reorganization, the fund was reorganized as Pioneer High Yield Fund, a Delaware business trust, on February 25, 2000.

2.       INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectuses present the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectuses and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

PRIMARY INVESTMENTS

Under normal circumstances, the fund invests at least 65% of its total assets in below investment grade (high yield) debt securities and preferred stocks.

DEBT SECURITIES RATING CRITERIA

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized securities rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security changes to above medium investment grade, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized securities rating organizations. See Appendix B for a description of rating categories. The fund may invest in debt securities rated "D" or better.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer Investment Management, Inc. ("Pioneer"), the fund's investment adviser, will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

CONVERTIBLE DEBT SECURITIES

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS

An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issues. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS. The fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

RISKS OF NON-U.S. INVESTMENTS

To the extent that the fund invests in securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to
(i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the fund's investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to price its portfolio securities accurately or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on non-U.S. investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control non-U.S. investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS. The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

ECONOMIC MONETARY UNION (EMU). On January 1, 1999, 11 European countries adopted a single currency - the Euro. The conversion to the Euro is being phased in over a three-year period. During this time, valuation, systems and other operational problems may occur in connection with the fund's investments quoted in the Euro. For participating countries, EMU will mean sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the Euro zone.

EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets.

U.S. GOVERNMENT SECURITIES

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

MUNICIPAL OBLIGATIONS

The fund may purchase municipal obligations when Pioneer believes that they offer favorable rates of income or capital gain potential when compared to a taxable investment. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The fund's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

The mortgage derivatives that the fund may invest in include interests in collateralized mortgage obligations, real estate mortgage investment conduits and stripped mortgage-backed securities.

MORTGAGE-BACKED SECURITIES

The fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, and mortgage derivative securities such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations and stripped mortgage-backed securities ("SMBS"), interest only mortgage-backed securities and principal only mortgage-backed securities and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (CMOs), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity
(like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the fund's portfolio at the time the fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet the fund's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The fund invests in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, Pioneer may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the fund's limitation on investments in illiquid securities. The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities.

The fund also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the fund does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

STRUCTURED SECURITIES

The fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefor may result in a loss of the fund's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

ASSET-BACKED SECURITIES

The fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregated liquid assets. See "Asset Segregation."

WARRANTS

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant expires worthless if it is not exercised on or prior to its expiration date.

PREFERRED SHARES

The fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

ILLIQUID SECURITIES

The fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors Pioneer's application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

REAL ESTATE INVESTMENT TRUSTS ("REITS") AND ASSOCIATED RISK FACTORS

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

OTHER INVESTMENT COMPANIES

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result,
(i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund will not invest in other investment companies for which Pioneer or any of its affiliates act as an investment adviser or distributor.

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. The Board of Trustees reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

SHORT SALES AGAINST THE BOX

The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example, when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding certain tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.

ASSET SEGREGATION

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

PORTFOLIO TURNOVER

Although it is the policy of the fund not to engage in trading for short-term profits, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund and the fund's policy may result in the fund having a high level of portfolio turnover. See Appendix A for the fund's annual portfolio turnover rate.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

OPTIONS ON FOREIGN CURRENCIES

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

OPTIONS ON SECURITIES AND SECURITIES INDICES

The fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.


The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index with segregated assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, non-U.S. currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a non-U.S. currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or non-U.S. currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a non-U.S. currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which the fund expects to purchase. Except as stated below, the fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the fund's total assets. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

LENDING OF PORTFOLIO SECURITIES

The fund may lend portfolio securities to member firms of the New York Stock Exchange (the "Exchange") under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

LOAN PARTICIPATIONS

The fund may invest a portion of its assets in loan participations ("Participations") and other direct claims against a borrower. By purchasing a Participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the fund having a contractual relationship only with the lender not the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

The fund may invest in loans and other direct debt instruments owed by a borrower to another party and may also from time to time make loans. These instruments represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

MORTGAGE DOLLAR ROLLS

The fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The fund does not currently intend to enter into mortgage dollar rolls that are accounted for as financings.

Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of mortgage dollar rolls will depend upon Pioneer's ability to manage its interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

MONEY MARKET INSTRUMENTS

The fund may invest in short-term money market instruments including commercial bank obligations and commercial paper. These instruments may be denominated in both U.S. and non-U.S. currency. The fund's investment in commercial bank obligations include certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances. Obligations of non-U.S. branches of U.S. banks and of non-U.S. banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of non-U.S. branches of U.S. banks and of non-U.S. banks may subject the fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

The fund's investments in commercial paper consist of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The fund may also invest in variable amount master demand notes (which is a type of commercial paper) which represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. To the extent the fund invests in master demand notes, these investments will be included in the fund's limitation on illiquid securities.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS. The fund has adopted certain investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

(i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

(ii) more than 50% of the outstanding shares of the fund.

The fund may not:

(1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. SENIOR SECURITIES THAT THE FUND MAY ISSUE IN ACCORDANCE WITH THE 1940 ACT INCLUDE

BORROWING, FUTURES, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS.


(2) Borrow money, except the fund may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the fund's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the fund's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) the fund may purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings.

(3) Invest in real estate, except that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.

(4) Make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities.

(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A FUTURES CONTRACT, FOR EXAMPLE, MAY BE DEEMED TO BE A COMMODITY CONTRACT.

(6) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities held in its portfolio.

It is the fundamental policy of the fund not to concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the fund's total assets. The fund's policy does not apply to investments in U.S. government securities. Although the fund is classified as non-diversified for purposes of the 1940 Act, the fund will comply with the diversification requirements of the Code applicable to regulated investment companies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The following restriction has been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders.

The fund may not:


(1) Purchase securities while borrowings are in excess of 5% of total assets; or

(2) Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

3.       MANAGEMENT OF THE FUND

The fund's Board of Trustees provides broad supervision over the affairs of the fund. The officers of the fund are responsible for the fund's operations. The Trustees and executive officers of the fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the fund within the meaning of the 1940 Act.

JOHN F. COGAN, JR.*, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE,
DOB: JUNE 1926
President, Chief Executive Officer and a Director of The Pioneer Group,
Inc. ("PGI"); Chairman and a Director of Pioneer, Pioneer Funds Distributor, Inc. ("PFD"), Pioneer Goldfields Limited, Teberebie Goldfields Limited, Closed Joint-Stock Company "Amgun-Forest," Closed Joint-Stock Company

"Udinskoye" and Closed Joint-Stock Company "Tas-Yurjah" Mining Company;
Director of Pioneer Real Estate Advisors, Inc. ("PREA"), Pioneer Forest, Inc., Pioneer Management (Ireland) Ltd. ("PMIL"), Pioneer First Investment Fund and Closed Joint-Stock Company "Forest-Starma"; President and Director of Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Pioneer First Russia, Inc. and Pioneer Omega, Inc. ("Pioneer Omega"); Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH, Pioneer First Polish Investment Fund Joint Stock Company, S.A. ("Pioneer First Polish") and Pioneer Czech Investment Company, A.S. ("Pioneer Czech"); Member of the Supervisory Board of Pioneer Universal Pension Fund Company; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer Euro Reserve Fund Plc, Pioneer European Equity Fund Plc, Pioneer Emerging Europe Fund Plc, Pioneer US Real Estate Fund Plc, Pioneer U.S. Growth Fund Plc, Pioneer Diversified Income Fund Plc and Pioneer America Fund Plc (collectively, the "Irish Funds"); and Of Counsel, Hale and Dorr LLP (counsel to PGI and the fund).

MARY K. BUSH, TRUSTEE, DOB: APRIL 1948
4201 CATHEDRAL AVENUE, NW, WASHINGTON, DC 20016
President, Bush & Co. (international financial advisory firm); Director and/or Trustee of Mortgage Guaranty Insurance Corporation, Novecon Management Company, Hoover Institution, Folger Shakespeare Library, March of Dimes, Project 2000, Inc. (not-for-profit educational organization), Wilberforce University and Texaco, Inc.; Advisory Board Member, Washington Mutual Investors Fund (registered investment company); and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

RICHARD H. EGDAHL, M.D., TRUSTEE, DOB: DECEMBER 1926
BOSTON UNIVERSITY HEALTH POLICY INSTITUTE, 53 BAY STATE ROAD, BOSTON, MA 02215 Alexander Graham Bell Professor of Health Care Entrepreneurship, Boston University; Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; University Professor, Boston University; Director, Boston University Health Policy Institute, Boston University Program for Health Care Entrepreneurship, CORE (management of workers' compensation and disability costs - Nasdaq National Market), and WellSpace (provider of complementary health care); Trustee, Boston Medical Center; Honorary Trustee, Franciscan Children's Hospital; and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, TRUSTEE, DOB: MAY 1947
THE KEEP, P.O. BOX 110, LITTLE DEER ISLE, ME 04650
Founding Director, The Winthrop Group, Inc. (consulting firm); Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; formerly Professor of Operations Management and Management of Technology and Associate Dean, Boston University School of Management; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, TRUSTEE, DOB: JULY 1917
6363 WATERWAY DRIVE, FALLS CHURCH, VA 22044
Professor Emeritus, George Washington University; Director, American Productivity and Quality Center; Adjunct Scholar, American Enterprise Institute; Economic Consultant; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, TRUSTEE, DOB: MAY 1948
ONE BOSTON PLACE, 26TH FLOOR, BOSTON, MA 02108
President, Newbury, Piret & Company, Inc. (merchant banking firm); Trustee of Boston Medical Center; Member of the Board of Governors of the Investment Company Institute; Director, Organogenesis Inc. (tissue engineering company); and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, TRUSTEE AND EXECUTIVE VICE PRESIDENT, DOB: FEBRUARY 1944 Executive Vice President and a Director of PGI; President and a Director of Pioneer and PFD; Director of Pioneering Services Corporation ("PSC"), PIntl, PREA, Pioneer Omega, PMIL, Pioneer First Investment Fund and the Irish Funds; Member of the Supervisory Board of Pioneer First Polish and Pioneer Czech; and Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, TRUSTEE, DOB: SEPTEMBER 1928
125 BROAD STREET, NEW YORK, NY 10004
Of Counsel, Sullivan & Cromwell (law firm); Director, Kleinwort Benson Australian Income Fund, Inc. since May 1997 and The Swiss Helvetia Fund, Inc. since 1995 (investment companies), AMVESCAP PLC (investment managers) since 1997 and ING American Insurance Holdings, Inc; Trustee, The Winthrop Focus Funds (investment companies); and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, TRUSTEE, DOB: JUNE 1936
ONE NORTH ADGERS WHARF, CHARLESTON, SC 29401
President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp. (energy sales, services and distribution); and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

ERIC W. RECKARD, TREASURER, DOB: JUNE 1956
Executive Vice President, Chief Financial Officer and Treasurer of PGI since June 1999; Treasurer of Pioneer, PFD, PSC, PIntl, PREA, PMT and Pioneer Omega since June 1999; Vice President-Corporate Finance of PGI from February 1999 to June 1999; Manager of Business Planning and Internal Audit of PGI since September 1996; Manager of Fund Accounting of Pioneer since May 1994; Manager of Auditing, Compliance and Business Analysis for PGI prior to May 1994; and Treasurer of all of the Pioneer mutual funds (Assistant Treasurer prior to June
1999).

JOSEPH P. BARRI, SECRETARY, DOB: AUGUST 1946
Corporate Secretary of PGI and most of its subsidiaries; Secretary of all of the Pioneer mutual funds; and Partner, Hale and Dorr LLP.

VINCENT NAVE, ASSISTANT TREASURER, DOB: JUNE 1945
Vice President-Fund Accounting, Administration and Custody Services of Pioneer (Manager from September 1996 to February 1999); Senior Vice President of The Boston Company's Investor Services Group prior to July 1994; and Assistant Treasurer of all of the Pioneer mutual funds since June 1999.

ROBERT P. NAULT, ASSISTANT SECRETARY, DOB: MARCH 1964
Senior Vice President, General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of Pioneer, certain other PGI subsidiaries and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC; and junior partner of Hale and Dorr LLP prior to 1995.

The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

All of the outstanding capital stock of PFD, Pioneer and PSC is owned, directly or indirectly, by PGI, a publicly owned Delaware corporation. Pioneer, the fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds and manages the investments of certain institutional accounts.

The table below lists all of the U.S.-registered Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

                                         INVESTMENT ADVISER        PRINCIPAL
FUND NAME                                                          UNDERWRITER

Pioneer International Growth Fund        Pioneer                   PFD
Pioneer Europe Fund                      Pioneer                   PFD
Pioneer World Equity Fund                Pioneer                   PFD
Pioneer Emerging Markets Fund            Pioneer                   PFD
Pioneer Indo-Asia Fund                   Pioneer                   PFD
Pioneer Capital Growth Fund              Pioneer                   PFD
Pioneer Mid-Cap Fund                     Pioneer                   PFD
Pioneer Growth Shares                    Pioneer                   PFD
Pioneer Small Company Fund               Pioneer                   PFD
Pioneer Independence Fund                Pioneer                   Note 1
Pioneer Micro-Cap Fund                   Pioneer                   PFD
Pioneer Balanced Fund                    Pioneer                   PFD
Pioneer Equity-Income Fund               Pioneer                   PFD
Pioneer Fund                             Pioneer                   PFD
Pioneer II                               Pioneer                   PFD
Pioneer Real Estate Shares               Pioneer                   PFD
Pioneer Limited Maturity Bond Fund       Pioneer                   PFD
Pioneer America Income Trust             Pioneer                   PFD
Pioneer Bond Fund                        Pioneer                   PFD
Pioneer Tax-Free Income Fund             Pioneer                   PFD
Pioneer Cash Reserves Fund               Pioneer                   PFD
Pioneer Interest Shares                  Pioneer                   Note 2
Pioneer Variable Contracts Trust         Pioneer                   Note 3
Pioneer Strategic Income Fund            Pioneer                   PFD
Pioneer Tax-Managed Fund                 Pioneer                   PFD
Pioneer High Yield Fund                  Pioneer                   PFD

Note 1 This fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by PFD.

Note 2 This fund is a closed-end fund.

Note 3 This is a series of 13 separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.

SHARE OWNERSHIP

See Appendix A for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund.

COMPENSATION OF OFFICERS AND TRUSTEES

The fund pays no salaries or compensation to any of its officers. The fund compensates each Trustee who is not affiliated with PGI, Pioneer, PFD or PSC with a base fee, a variable fee calculated on the basis of average net assets of the fund, per meeting fees, and annual committee participation fees for each committee member or chairperson that are based on percentages of his or her aggregate annual fee. See the fee table in Appendix A.

SALES LOADS. Current and former Trustees and officers of the fund and other qualifying persons may purchase the fund's Class A shares without an initial sales charge.

4.       INVESTMENT ADVISER

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is a wholly owned subsidiary of PGI. PGI is engaged in the financial services business in the U.S. and other countries. Certain Trustees or officers of the fund are also directors and/or officers of PGI and its subsidiaries (see management biographies above).

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

Under the terms of its contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with the SEC, state or blue sky securities agencies and non-U.S. jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory agencies; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies;
(h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PGI or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition, the fund shall pay brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party. The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

ADVISORY FEE. As compensation for its management services and expenses incurred, the fund pays Pioneer an annual fee at the rate of 0.70% of the fund's average daily net assets up to $500 million; 0.65% of the next $500 million; and 0.60% of the excess over $1 billion. This fee is computed and accrued daily and paid monthly.

Prior to the reorganization of Third Avenue High Yield Fund into the fund, Third Avenue High Yield Fund's investment adviser was EQSF Advisers, Inc. ("EQSF"). The investment advisory services of EQSF were performed under an investment advisory agreement, pursuant to which the fund paid EQSF a monthly fee equal to 1/12 of 0.90% of the average daily net assets of the fund during the prior month (an annual rate of 0.90%). See the table in Appendix A for management fees paid during recently completed fiscal years.

ADMINISTRATION AGREEMENT. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services which are expenses payable by the fund under the management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services.

Prior to the reorganization of Third Avenue High Yield Fund into the fund, Third Avenue High Yield Fund had entered into an administration agreement with PNC Financial Processing Corporation, Inc. ("PFPC"). The administration agreement provided that PFPC would provide all administrative services to the fund other than those relating to the investment portfolio of the fund, the distribution of the fund and the maintenance of the fund's financial records. Third Avenue Trust had agreed to pay PFPC an amount equal to $186,000 per annum plus 0.01% of aggregate assets of its series in excess of $1 billion. See Appendix A for fees the fund paid for administration and related services.

EXPENSE LIMIT. Pioneer has agreed to waive all or part of its management fee or to reimburse the fund for other expenses (other than extraordinary expenses) to the extent the fund's expenses exceed 0.75% of average daily net assets until such time as the net assets of the fund exceed $25 million. This agreement may be terminated at any time by Pioneer. If Pioneer waives any fee or reimburses any expenses, and the expenses of the fund are subsequently less than 0.75% of the average daily net assets, the fund will reimburse Pioneer for such waived fees or reimbursed expenses provided that such reimbursement does not cause the fund's expenses to exceed 0.75% of the average daily net assets. Based on estimated expenses and fund assets for the current fiscal year, the fund does not currently expect to reimburse Pioneer pursuant to this arrangement during the current fiscal year.

POTENTIAL CONFLICT OF INTEREST. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and private accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such private accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

PERSONAL SECURITIES TRANSACTIONS. In an effort to avoid conflicts of interest with the fund, the fund and Pioneer have adopted a code of ethics that is designed to maintain a high standard of personal conduct by directing that all personnel defer to the interests of the fund and its shareholders in making personal securities transactions.

5.       PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS

PRINCIPAL UNDERWRITER

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PGI.


The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Class A Share Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables in Appendix A for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

The redemption price of shares of beneficial interest of the fund may, at Pioneer's discretion, be paid in cash or portfolio securities. The fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. A shareholder whose shares are redeemed in-kind may incur brokerage charges in selling the securities received in-kind. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable.

DISTRIBUTION PLANS

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), a plan of distribution with respect to its Class B shares (the "Class B Plan") and a plan of distribution with respect to its Class C shares (the "Class C Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. The fund has not adopted a plan of distribution with respect to its Class Y shares. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies.

CLASS A PLAN. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the fund's daily net assets attributable to Class A shares;
(ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period. See Appendix A for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.

CLASS B PLAN. Commissions on the sale of Class B shares equal to 3.75% of the amount invested are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class B Plan provides that the fund shall pay PFD, as the fund's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. Commencing in the 13th month following the purchase of Class B shares, dealers will become eligible for additional annual service fees of up to 0.25% of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the

Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services with respect to Class B shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class B Plan also provides that PFD will receive all contingent deferred sales charges ("CDSCs") attributable to Class B shares. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

The Class B Plan and underwriting agreement permit PFD to sell its right to receive distribution fees under the Class B Plan and CDSCs to third parties. PFD enters into such transactions to finance the payment of commissions to brokers at the time of sale and other distribution-related expenses. In connection with such arrangements, the fund has agreed that the distribution fee will not be terminated or modified (including a modification by change in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares (a) issued prior to the date of any termination or modification or (b) attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification or (c) issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification except:

         (i) to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency;

         (ii) in connection with a Complete Termination (as defined in the Class B Plan); or

         (iii) on a basis, determined by the Board of Trustees acting in good faith, so long as from and after the effective date of such modification or termination: neither the fund, the adviser nor certain affiliates pay, directly or indirectly, a fee to any person for the provision of personal and account maintenance services (as such terms are used in the Conduct Rules of the NASD) to the holders of Class B shares of the fund and the termination or modification of the distribution fee applies with equal effect to all Class B shares outstanding from time to time.

The Class B Plan also provides that PFD shall be deemed to have performed all services required to be performed in order to be entitled to receive the distribution fee, if any, payable with respect to Class B shares sold through PFD upon the settlement date of the sale of such Class B shares or in the case of Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter or issued as a dividend or distribution upon Class B shares, on the settlement date of the first sale on a commission basis of a Class B share from which such Class B share was derived.

In the underwriting agreement, the fund agreed that subsequent to the issuance of a Class B share, it would not take any action to waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B shares, except (i) as provided in the fund's prospectus or statement of additional information, or (ii) as required by a change in the

1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency.

CLASS C PLAN. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class C Plan provides that the fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

GENERAL

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

See Appendix A for fund expenses under the Class A Plan, Class B Plan and Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and Class C shares may be subject to a 1% CDSC.

6.       SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PSC, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PSC services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PSC receives an annual fee of $33.00 for each Class A, Class B, Class C and Class Y shareholder account from the fund as compensation for the services described above. PSC is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PSC.

7.       CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8.       INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP, 225 Franklin Street, Boston, Massachusetts 02110, the fund's independent public accountants, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

9.       PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Securities purchased and sold on behalf of the fund normally will be traded in the over-the counter market on a net basis (I.E. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may be fixed and, therefore, are not negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund.

The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian.

See the table in Appendix A for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

10.      DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued. The fund reserves the right to charge a fee for the issuance of Class A share certificates; certificates will not be issued for Class B, Class C or Class Y shares.

The fund's Agreement and Declaration of Trust, dated August 3, 1999 (the "Declaration"), permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the fund consists of only one series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of Class A shares, Class B shares, Class C shares and Class Y shares. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of the fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the fund vote together as a class on matters that affect all series of the fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of the fund's shares. Shares have no preemptive or conversion rights except that under certain circumstances Class B shares may convert to Class A shares.

As a Delaware business trust, the fund's operations are governed by the Declaration. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the fund is organized under the Delaware Act and that the Declaration is to be governed by Delaware law. There is nevertheless a possibility that a Delaware business trust, such as the fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the fund's shareholders could become subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the fund or its Trustees, (ii) provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of the fund or any series of the fund and (iii) provides that the fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the fund's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration provides that a shareholder of the fund may bring a derivative action on behalf of the fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration further provides that the fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the fund. The Declaration does not authorize the fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a trustee of the fund or other investment companies for which Pioneer acts as investment adviser.

11.      SALES CHARGES

The fund continuously offers four classes of shares designated as Class A, Class B, Class C and Class Y shares as described in the prospectus.

CLASS A SHARE SALES CHARGES

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                      SALES CHARGE AS A % OF
                                      OFFERING    NET AMOUNT      DEALER
AMOUNT OF PURCHASE                    PRICE       INVESTED        REALLOWANCE

Less than $100,000                    4.50        4.71            4.00
$100,000 but less than $250,000       3.50        3.63            3.00
$250,000 but less than $500,000       2.50        2.56            2.00
$500,000 but less than $1,000,000     2.00        2.04            1.75
$1,000,000 or more                    0.00        0.00            see below

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in certain group plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million invested; and 0.25% on the excess over $50 million invested. These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. Contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the fund's Class A shares through such dealer. From time to time, PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under the federal securities laws.


PFD will reallow to A.G. Edwards & Sons, Inc. the entire sales charge for all Class A shares of any Pioneer mutual fund to IRA accounts if the order is placed from January 1, 2000 through April 17, 2000. PFD will reallow to Citicorp Investment Services the entire sales charge for all Class A share sales of any Pioneer mutual fund if the order is placed from March 1, 2000 through June 30, 2000.

LETTER OF INTENT ("LOI"). Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PSC within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PSC, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PSC your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PSC, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

CLASS B SHARES

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the number of years from the time of any purchase made prior to October 1, 1998, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                                     CDSC AS A % OF DOLLAR
         YEAR SINCE PURCHASE                        AMOUNT SUBJECT TO CDSC

         First                                                4.0
         Second                                               4.0
         Third                                                3.0
         Fourth                                               3.0
         Fifth                                                2.0
         Sixth                                                1.0
         Seventh and thereafter                               0.0

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares at the beginning of the calendar month (or the calendar quarter for purchases made prior to October 1, 1998) that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

CLASS C SHARES

You may buy Class C shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.

For the purpose of determining the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the time of any purchase made prior to October 1, 1998, all payments during a calendar quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

12.      REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

SYSTEMATIC WITHDRAWAL PLAN(S) ("SWP") (CLASS A, CLASS B AND CLASS C SHARES). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Class B accounts must meet the minimum initial investment requirement prior to establishing a SWP. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

Purchases of Class A shares of the fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may, therefore, be disadvantageous. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PSC at 1-800-225-6292.

REINSTATEMENT PRIVILEGE (CLASS A SHARES). If you redeem all or part of your Class A shares of the fund, you may reinvest all or part of the redemption proceeds without a sales charge in Class A shares of the fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the Class A shares of the fund after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinstatement occurs. For example, if a redemption resulted in a loss and an investment is made in shares of the fund within 30 days before or after the redemption, you may not be able to recognize the loss for federal income tax purposes. Subject to the provisions outlined in the prospectus, you may also reinvest in Class A shares of other Pioneer mutual funds; in this case you must meet the minimum investment requirements for each fund you enter.

The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado or earthquake.

13.      TELEPHONE TRANSACTIONS

You may purchase, exchange or sell Class A, Class B or Class C shares by telephone. Class Y shares may not be purchased by telephone. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. (Class Y account holders should contact Pioneer's Group Plans Department at 1-888-294-4480 between 9:00 a.m. and 6:00 p.m.) Eastern time on weekdays. Computer-assisted transactions may be available to shareholders who have prerecorded certain bank information (see "FactFoneSM"). YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION.

To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PSC nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the fund by telephone to institute a purchase, exchange or redemption. You should communicate with the fund in writing if you are unable to reach the fund by telephone.

FACTFONESM. FactFoneSM is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFoneSM to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. Computer-assisted Class Y share telephone purchases, exchanges and redemptions and certain other FactFoneSM features for Class Y shareholders are not currently available through FactFoneSM. YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. Call PSC for assistance.

FactFoneSM allows shareholders to hear the following recorded fund information:

o    net asset value prices for all Pioneer mutual funds;

o    annualized 30-day yields on Pioneer's fixed income funds;

o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund; and

o    dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFoneSM represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B, Class C and Class Y shares (except for Pioneer Cash Reserves Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

14.      PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.


Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations, to recommend valuations for normal institutional-sized trading units of debt securities. Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in non-U.S. currencies are converted to U.S. dollars utilizing non-U.S. exchange rates employed by the fund's independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees. All assets of the fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board of Trustees.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B, Class C and Class Y shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC).

15.      TAX STATUS

The fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. If the fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to federal income tax. Under the Code, the fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund declares a dividend from any net investment income each business day. Dividends are normally paid on the last business day of the month or shortly thereafter. The fund distributes net short- and long-term capital gains, if any, in November. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid federal income or excise tax.

In order to qualify as a regulated investment company under Subchapter M, the fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally pass through to the fund. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss and certain net non-U.S. exchange gains, are taxable as ordinary income. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, are taxable to the fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Non-U.S. exchange gains and losses realized by the fund in connection with certain transactions involving non-U.S. currency-denominated debt securities, certain options and futures contracts relating to non-U.S.

currency, non-U.S. currency forward contracts, non-U.S. currencies, or payables or receivables denominated in a non-U.S. currency are subject to
Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under future regulations, any such transactions that are not directly related to the fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test. If the net non-U.S. exchange loss for a year were to exceed the fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the fund or its shareholders in future years.

If the fund acquires any equity interest (under future regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See Appendix A for the fund's available capital loss carryforwards.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment in the fund or another mutual fund at net asset value pursuant to the reinstatement privilege, or (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the federal tax basis of the shares acquired in the other investments.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and non-U.S. currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to non-U.S. currency may be subject to Section 988, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

Dividends received by the fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and designated by the fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

The fund may be subject to withholding and other taxes imposed by countries other than the U.S., including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified non-U.S. taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Federal law requires that the fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions (and exchanges) or repurchases of fund shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

If, as anticipated, the fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file, to 31% backup withholding on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

16.      INVESTMENT RESULTS

QUOTATIONS, COMPARISONS AND GENERAL INFORMATION

From time to time, in advertisements, in sales literature or in reports to shareholders, the past performance of the fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, total return of the fund's classes may be compared to averages or rankings prepared by Lipper, Inc., a widely recognized independent service which monitors mutual fund performance; the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality), recognized measures of the performance of high yield securities; the S&P 500, an index of unmanaged groups of common stock; or any other appropriate index.

In addition, the performance of the classes of the fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. The fund may also include securities industry or comparative performance information generally and in advertising or materials marketing the fund's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as BARRON'S, BUSINESS WEEK, CONSUMERS DIGEST, CONSUMER REPORTS, FINANCIAL WORLD, FORBES, FORTUNE, INVESTORS BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY MAGAZINE, NEW YORK TIMES, SMART MONEY, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL and WORTH, may also be cited (if the fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of the fund.

The fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the fund since inception.

In presenting investment results, the fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest; (b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

STANDARDIZED YIELD QUOTATIONS

The yield of a class is computed by dividing the class' net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                                  a-b
                    YIELD = 2[ ( ----- +1)6-1]
                                  cd
Where:

         a  = interest earned during the period

         b  = net expenses accrued for the period

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends

         d  = the maximum offering price per share on the last day of the period

For purposes of calculating interest earned on debt obligations as provided in item "a" above:

         (i) The yield to maturity of each obligation held by the fund is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business each day during the 30-day base period, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any) on settlement date, and with respect to obligations sold during the month the sale price (plus actual accrued interest, if any) between the trade and settlement dates.

         (ii) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day. The yield to maturity calculation has been made on each obligation during the 30 day base period.

         (iii) Interest earned on all debt obligations during the 30-day or one month period is then totaled.

         (iv) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

With respect to the treatment of discount and premium on mortgage- or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the fund accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the fund may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the remaining discount or premium on a security.

For purposes of computing yield, interest income is recognized by accruing 1/360 of the stated interest rate of each obligation in the fund's portfolio each day that the obligation is in the portfolio. Expenses of Class A and Class B accrued during any base period, if any, pursuant to the respective Distribution Plans are included among the expenses accrued during the base period.

See Appendix A for the standardized yield quotation for each class of fund shares as of the most recently completed fiscal year.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS

One of the primary methods used to measure the performance of a class of the fund is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the fund, over any period up to the lifetime of that class of the fund. Total return calculations will usually assume the reinvestment of all dividends and capital gain distributions and will be expressed as a percentage increase or decrease from an initial value for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values without percentages. Past performance cannot guarantee any particular future result.

The fund's average annual total return quotations for each of its classes as that information may appear in the fund's prospectus, this statement of additional information or in advertising are calculated by standard methods prescribed by the SEC.

Average annual total return quotations for each class of shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                  P(1+T)n = ERV

Where:

         P   = a hypothetical initial payment of $1,000, less the
               maximum sales load of $57.50 for Class A shares or the deduction of the CDSC for Class B and Class C shares at the end of the period; for Class Y shares, no sales load or CDSC applies

         T   = average annual total return

         n   = number of years

         ERV = ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the class' mean account size.

See Appendix A for the annual total returns for each class of fund shares as of the most recently completed fiscal year.

17.      FINANCIAL STATEMENTS

Third Avenue High Yield Fund's audited financial statements for the period ended October 31, 1999 are included herein. The financial statements, including the financial highlights in the fund's Class A, Class B and Class C shares prospectus, have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their report with respect to those financial statements and are included in reliance upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing in giving their report.

18.      APPENDIX A - ANNUAL FEE, EXPENSE AND OTHER INFORMATION

PORTFOLIO TURNOVER

The fund's annual portfolio turnover rate was 64% for the fiscal period ended October 31, 1999.

SHARE OWNERSHIP

Not applicable.

COMPENSATION OF OFFICERS AND TRUSTEES

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.

                                                  PENSION OR RETIREMENT
                                                  BENEFITS ACCRUED AS      TOTAL COMPENSATION FROM
                           AGGREGATE              PART OF FUND EXPENSES    OTHER PIONEER MUTUAL
                           COMPENSATION FROM                               FUNDS**
NAME OF TRUSTEE            FUND*

John F. Cogan, Jr.***           $ 750.00            $0                            $18,000.00
Mary K. Bush                    1,806.00             0                             93,500.00
Richard H. Egdahl, M.D.         1,806.00             0                             95,500.00
Margaret B.W. Graham            1,812.00             0                            102,000.00
John W. Kendrick                1,456.00             0                             82,500.00
Marguerite A. Piret             1,906.00             0                            116,750.00
David D. Tripple***               750.00             0                             18,000.00
Stephen K. West                 1,731.00             0                            108,250.00
John Winthrop                   1,906.00             0                             98,400.00
                                --------             -                             ---------
                              $13,923.00            $0                           $732,900.00
------------------------
         *        Estimated for the fiscal year ended October 31, 2000.
         **       For the calendar year ended December 31, 1999.
         ***      Under the management contract, Pioneer reimburses the fund for any
                  Trustees fees paid by the fund.

APPROXIMATE MANAGEMENT FEES THE FUND PAID OR OWED PIONEER (OR EQSF)

FOR THE FISCAL PERIODS ENDED OCTOBER 31,
1999                            1998*

$0**                            $0**


* Period from February 12, 1998 (commencement of investment operations) to October 31, 1998.
** Paid to EQSF. An expense limitation was in effect for these periods. In the absence of the expense limitation, the fund would have paid $74,907 and $50,472 in management fees for such periods.

FEES THE FUND PAID TO PIONEER OR PFPC UNDER THE ADMINISTRATION AGREEMENTS FOR THE FISCAL PERIODS ENDED OCTOBER 31,
1999                            1998


$12,272*                        $9,207*


* Paid to PFPC. An expense limitation was in effect for these periods. In the absence of the expense limitation, the fund would have paid $56,596 and $28,253 in administration fees for such periods.

CARRYOVER OF DISTRIBUTION PLAN EXPENSES

Not applicable.

APPROXIMATE NET UNDERWRITING COMMISSIONS RETAINED BY PFD

Not applicable.

APPROXIMATE COMMISSIONS REALLOWED TO DEALERS

Not applicable.

FUND EXPENSES UNDER THE DISTRIBUTION PLANS

Not applicable.

CDSCS

Not applicable.

APPROXIMATE BROKERAGE AND UNDERWRITING COMMISSIONS (PORTFOLIO TRANSACTIONS)
1999                            1998

$800                            $600

CAPITAL LOSS CARRYFORWARDS


As of the end of its most recent taxable year, the fund had no capital loss carryforwards.

AVERAGE ANNUAL TOTAL RETURNS (OCTOBER 31, 1999)

                         AVERAGE ANNUAL TOTAL RETURN (%)
                                                   SINCE          INCEPTION
CLASS OF SHARES                      ONE YEAR      INCEPTION      DATE

Class A Shares                       16.43          1.07          02/12/98
Class B Shares                       17.03          0.81          02/12/98
Class C Shares                       21.03          3.03          02/12/98
Class Y Shares                       22.20          4.06          02/12/98


The fund has recalculated performance prior to February 25, 2000 to reflect Rule 12b-1 distribution fees and applicable sales charges.

STANDARDIZED 30-DAY YIELD (OCTOBER 31, 1999)

CLASS OF SHARES                       YIELD (%)

Class A Shares                        9.65
Class B Shares                        8.90
Class C Shares                        8.90
Class Y Shares                        9.90

STANDARDIZED 30-DAY YIELD (OCTOBER 31, 1999)
(ABSENT EXPENSE LIMITATION)

CLASS OF SHARES                       YIELD (%)

Class A Shares                        7.88
Class B Shares                         n/a
Class C Shares                         n/a
Class Y Shares                        8.13

The fund has recalculated performance prior to February 25, 2000 to reflect Rule 12b-1 distribution fees and applicable sales charges.

19. APPENDIX B - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS(1)

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") SHORT-TERM PRIME RATING SYSTEM

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     Leading market positions in well-established industries.
     High rates of return on funds employed.
     Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether



--------
(1)The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

MOODY'S DEBT RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MOODY'S PREFERRED STOCK RATINGS

Because of the fundamental differences between preferred stocks and bonds, a variation of Moody's familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa: An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
     Nature of and provisions of the obligation;
     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

20.      APPENDIX C - PERFORMANCE STATISTICS

                             PIONEER HIGH YIELD FUND
                                 CLASS A SHARES

                                                 SALES CHARGE                   NET ASSET      INITIAL NET
                  INITIAL        OFFERING PRICE  INCLUDED       SHARES          VALUE PER      ASSET VALUE
DATE              INVESTMENT                                    PURCHASED       SHARE

2/12/98           $10,000.00     $10.471         4.50%          955.000         $10.00         $9,550.00

                                 VALUE OF SHARES
                    (DIVIDENDS AND CAPITAL GAINS REINVESTED)

                        FROM INVESTMENT      FROM CAPITAL GAINS       FROM DIVIDENDS
DATE                                                 REINVESTED           REINVESTED             TOTAL VALUE
12/31/98                         $8,490                      $0                 $421                  $8,911
12/31/99                         $9,922                    $160               $1,244                 $11,326

                                 CLASS B SHARES

                                                 SALES CHARGE                   NET ASSET      INITIAL NET
                  INITIAL        OFFERING PRICE  INCLUDED       SHARES          VALUE PER      ASSET VALUE
DATE              INVESTMENT                                    PURCHASED       SHARE
2/12/98           $10,000.00     $10.00          0.00%          1,000.000       $10.00         $10,000.00

                                 VALUE OF SHARES
                    (DIVIDENDS AND CAPITAL GAINS REINVESTED)

                                       FROM CAPITAL            FROM        CONTINGENT
                  FROM INVESTMENT  GAINS REINVESTED       DIVIDENDS    DEFERRED SALES     TOTAL VALUE
DATE                                                     REINVESTED            CHARGE                       CDSC (%)
12/31/98                   $8,900                $0            $380              $356          $8,924           4.00
12/31/99                  $10,400              $165          $1,141              $400         $11,306           4.00


The fund has recalculated performance prior to February 25, 2000 to reflect Rule
12b-1 distribution fees and applicable sales charges. Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original cost.

                             PIONEER HIGH YIELD FUND
                                 CLASS C SHARES

                                                 SALES CHARGE                   NET ASSET      INITIAL NET
                  INITIAL        OFFERING PRICE  INCLUDED       SHARES          VALUE PER      ASSET VALUE
DATE              INVESTMENT                                    PURCHASED       SHARE
2/12/98           $10,000.00     $10.00          0.00%          1,000.000       $10.00         $10,000.00

                                 VALUE OF SHARES
                    (DIVIDENDS AND CAPITAL GAINS REINVESTED)

                                       FROM CAPITAL            FROM        CONTINGENT
                  FROM INVESTMENT  GAINS REINVESTED       DIVIDENDS    DEFERRED SALES     TOTAL VALUE
DATE                                                     REINVESTED            CHARGE                       CDSC (%)
12/31/98                   $8,900                $0            $380               $89          $9,191           1.00
12/31/99                  $10,400              $165          $1,141                $0         $11,706           0.00

                                 CLASS Y SHARES

                                                 SALES CHARGE                   NET ASSET      INITIAL NET
                  INITIAL        OFFERING PRICE  INCLUDED       SHARES          VALUE PER      ASSET VALUE
DATE              INVESTMENT                                    PURCHASED       SHARE
2/12/98           $10,000.00     $10.00          0.00%          1,000.000       $10.00         $10,000.00

                                 VALUE OF SHARES
                    (DIVIDENDS AND CAPITAL GAINS REINVESTED)

                                FROM CAPITAL FROM
                  FROM INVESTMENT  GAINS REINVESTED       DIVIDENDS
DATE                                                     REINVESTED        TOTAL VALUE
12/31/98                   $8,900                $0            $462             $9,362
12/31/99                  $10,400              $168          $1,356            $11,924



The fund has recalculated performance prior to February 25, 2000 to reflect Rule
12b-1 distribution fees and applicable sales charges. Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original cost.

COMPARATIVE PERFORMANCE INDEX DESCRIPTIONS

The following securities indices are well known, unmanaged measures of market performance. Advertisements and sales literature for the fund may refer to these indices or may present comparisons between the performance of the fund and one or more of the indices. Other indices may also be used, if appropriate. The indices are not available for direct investment. The data presented are not meant to be indicative of the performance of the fund, do not reflect past performance and do not guarantee future results.

S&P 500. This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P 500 includes 500 of the largest stocks (in terms of stock market value) in the U.S.

DOW JONES INDUSTRIAL AVERAGE. This is a total return index based on the performance of stocks of 30 blue chip companies widely held by individuals and institutional investors. The 30 stocks represent about a fifth of the $8 trillion-plus market value of all U.S. stocks and about a fourth of the value of stocks listed on the New York Stock Exchange (NYSE).

U.S. SMALL STOCK INDEX. This index is a market value weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over the counter with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION. The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES. The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

MERRILL LYNCH MICRO-CAP INDEX. The Merrill Lynch Micro-Cap Index represents the performance of 1,980 stocks ranging in market capitalization from $50 million to $125 million. Index returns are calculated monthly.

MERRILL LYNCH HIGH YIELD MASTER II INDEX. This index is a market capitalization weighted total return index covering U.S. dollar-denominated high-yield bonds. Qualifying bonds must have at least $100 million par amount outstanding, a remaining term to maturity greater than or equal to one year, and a credit rating less than BBB3 but not in default (based on the composite of Moody's and Standard & Poor's). The index includes deferred interest and pay-in-kind bonds, but excludes structured notes, floating rate notes and other variable coupon securities. The index also excludes emerging markets debt (issuers domiciled in below investment grade rated countries). Index constituents are rebalanced monthly on the last calendar day of the month. Index values are calculated daily.

MERRILL LYNCH INDEX OF CONVERTIBLE BONDS (SPECULATIVE QUALITY). This is a market capitalization weighted index including all mandatory and non-mandatory domestic corporate convertible securities with at least an original par of $50 million or a $50 million market value; securities dropping below a market value of $40 million are excluded. Returns are calculated weekly based on Thursday's closing prices and are linked monthly. All securities must be convertible to common stock only. Quality range is D3-BB1 based on composite Moody's and Standard &Poor's ratings.

LONG-TERM U.S. GOVERNMENT BONDS. The total returns on long-term government bonds after 1977 are constructed with data from The Wall Street Journal and are calculated as the change in the flat price or and-interest price. From 1926 to 1976, data are obtained from the government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used and whose returns did not reflect potential tax benefits, impaired negotiability or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS. Total returns of intermediate-term government bonds after 1987 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934 to 1986 are obtained from the CRSP government bond file.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than five years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934 to 1942, almost all bonds with maturities near five years were partially or fully tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926 to 1933, there are few bonds suitable for construction of a series with a five-year maturity. For this period, five-year bond yield estimates are used.

MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI"). These indices are in U.S. dollar terms with gross dividends reinvested and measure the performance of developed and emerging stock markets around the world. MSCI All Country indices represent both the developed and the emerging markets for a particular region. These indices are unmanaged. The free indices exclude shares which are not readily purchased by non-local investors. MSCI covers over 1,500 securities in 28 emerging markets and 2,300 securities in 23 developed markets, totaling over $20 trillion in market capitalization.

Countries in the MSCI EAFE Index are: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom.

Countries in the MSCI Emerging Markets Free Index are: Argentina, Brazil, Chile, China Free, Colombia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea (at 50%), Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Russia, South Africa, Sri Lanka, Taiwan (at 50%), Thailand Free, Turkey and Venezuela.

MSCI All Country (AC) Asia Free ex Japan: This index is made up of the following 12 countries: China Free, Hong Kong, India, Indonesia Free, Korea @50%, Malaysia Free, Pakistan, Philippines Free, Singapore Free, Sri Lanka, Taiwan @50% and Thailand Free.

MSCI All Country (AC) Asia Pacific Free ex Japan: This index is made up of the following 14 countries: Australia, China Free, Hong Kong, India, Indonesia Free, Korea @50%, Malaysia Free, New Zealand, Pakistan, Philippines Free, Singapore Free, Sri Lanka, Taiwan @50% and Thailand Free.

6-MONTH CDS. Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS. Since 1969, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. As most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds with at least 10 years to maturity. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

From 1926 to 1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946 to 1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers for 1969 to 1995. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926 to 1945, Standard & Poor's monthly high-grade corporate composite yield data were used, assuming a 4% coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Westerfield, Randolph W., Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX - INTERMEDIATE. This index is comprised of securities with one to ten years to maturity. It includes Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds.

U.S. (30-DAY) TREASURY BILLS. For the U.S. Treasury Bill Index, data from The Wall Street Journal are used after 1977; the CRSP government bond file is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS ("NAREIT") EQUITY REIT INDEX. All of the data are based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMEX and NASDAQ. The data are market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighting at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL U.S. EQUITY INDEXES. The Russell 3000(R) Index (the "Russell 3000") is comprised of the 3,000 largest U.S. companies as determined by market capitalization representing approximately 98% of the U.S. equity market. The average market capitalization is approximately $4.4 billion. The Russell 2500TM Index measures performance of the 2,500 smallest companies in the Russell 3000. The average market capitalization is approximately $876 million, and the largest company in the index has an approximate market capitalization of $3.8 billion. The Russell 2000(R) Index measures performance of the 2,000 smallest stocks in the Russell 3000; the largest company in the index has a market capitalization of approximately $1.3 billion. The Russell 1000(R) Index (the "Russell 1000") measures the performance of the 1,000 largest companies in the Russell 3000. The average market capitalization is approximately $12.1 billion. The smallest company in the index has an approximate market capitalization of $1.3 billion. The Russell MidcapTM Index measures performance of the 800 smallest companies in the Russell 1000. The largest company in the index has an approximate market capitalization of $11.2 billion.

The Russell indexes are reconstituted annually as of June 30, based on May 31 market capitalizations.

WILSHIRE REAL ESTATE SECURITIES INDEX. The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as REITs and real estate operating companies ("REOCs"). The index is capitalization-weighted. As of March 31, 1999, 119 companies were included in the index, with a total market cap of $116.97 billion. At September 30, 1999, the companies in the index were 92.31% equity and hybrid REITs and 7.69% REOCs.

STANDARD & POOR'S MIDCAP 400 INDEX. The S&P 400 is a market-capitalization-weighted index. The performance data for the index were calculated by taking the stocks presently in the index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the S&P 400 five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

LIPPER INDEXES. These indexes represent equally weighted performance, adjusted for capital gain distributions and income dividends, of mutual funds that are considered peers of the Pioneer mutual funds. Lipper, Inc. is an independent firm that tracks mutual fund performance.

LEHMAN BROTHERS AGGREGATE BOND INDEX. The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index. The index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors Service, in that order. All issues have at least one year to maturity with intermediate indices including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest.

BANK SAVINGS ACCOUNT. Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963 to 1987; and The Wall Street Journal thereafter.

Sources: Ibbotson Associates, Towers Data Systems, Lipper, Inc. and PGI

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                                   DOW         U.S.                    S&P/          S&P/       MERRILL
                                 JONES        SMALL                   BARRA         BARRA         LYNCH
                      S&P   INDUSTRIAL        STOCK        U.S.         500           500     MICRO-CAP
                      500      AVERAGE        INDEX   INFLATION      GROWTH         VALUE         INDEX
--------------------------------------------------------------------------------------------------------
Dec 1925              N/A          N/A          N/A         N/A         N/A           N/A           N/A
Dec 1926            11.62          N/A         0.28       -1.49         N/A           N/A           N/A
Dec 1927            37.49          N/A        22.10       -2.08         N/A           N/A           N/A
Dec 1928            43.61        55.38        39.69       -0.97         N/A           N/A           N/A
Dec 1929            -8.42       -13.64       -51.36        0.20         N/A           N/A           N/A
Dec 1930           -24.90       -30.22       -38.15       -6.03         N/A           N/A           N/A
Dec 1931           -43.34       -49.02       -49.75       -9.52         N/A           N/A           N/A
Dec 1932            -8.19       -16.88        -5.39      -10.30         N/A           N/A           N/A
Dec 1933            53.99        73.72       142.87        0.51         N/A           N/A           N/A
Dec 1934            -1.44         8.08        24.22        2.03         N/A           N/A           N/A
Dec 1935            47.67        43.77        40.19        2.99         N/A           N/A           N/A
Dec 1936            33.92        30.23        64.80        1.21         N/A           N/A           N/A
Dec 1937           -35.03       -28.88       -58.01        3.10         N/A           N/A           N/A
Dec 1938            31.12        33.16        32.80       -2.78         N/A           N/A           N/A
Dec 1939            -0.41         1.31         0.35       -0.48         N/A           N/A           N/A
Dec 1940            -9.78        -7.96        -5.16        0.96         N/A           N/A           N/A
Dec 1941           -11.59        -9.88        -9.00        9.72         N/A           N/A           N/A
Dec 1942            20.34        14.13        44.51        9.29         N/A           N/A           N/A
Dec 1943            25.90        19.06        88.37        3.16         N/A           N/A           N/A
Dec 1944            19.75        17.19        53.72        2.11         N/A           N/A           N/A
Dec 1945            36.44        31.60        73.61        2.25         N/A           N/A           N/A
Dec 1946            -8.07        -4.40       -11.63       18.16         N/A           N/A           N/A
Dec 1947             5.71         7.61         0.92        9.01         N/A           N/A           N/A
Dec 1948             5.50         4.27        -2.11        2.71         N/A           N/A           N/A
Dec 1949            18.79        20.92        19.75       -1.80         N/A           N/A           N/A
Dec 1950            31.71        26.40        38.75        5.79         N/A           N/A           N/A
Dec 1951            24.02        21.77         7.80        5.87         N/A           N/A           N/A
Dec 1952            18.37        14.58         3.03        0.88         N/A           N/A           N/A
Dec 1953            -0.99         2.02        -6.49        0.62         N/A           N/A           N/A
Dec 1954            52.62        51.25        60.58       -0.50         N/A           N/A           N/A
Dec 1955            31.56        26.58        20.44        0.37         N/A           N/A           N/A
Dec 1956             6.56         7.10         4.28        2.86         N/A           N/A           N/A
Dec 1957           -10.78        -8.63       -14.57        3.02         N/A           N/A           N/A
Dec 1958            43.36        39.31        64.89        1.76         N/A           N/A           N/A
Dec 1959            11.96        20.21        16.40        1.50         N/A           N/A           N/A
Dec 1960             0.47        -6.14        -3.29        1.48         N/A           N/A           N/A
Dec 1961            26.89        22.60        32.09        0.67         N/A           N/A           N/A
Dec 1962            -8.73        -7.43       -11.90        1.22         N/A           N/A           N/A
Dec 1963            22.80        20.83        23.57        1.65         N/A           N/A           N/A


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                                   DOW                                 S&P/          S&P/       MERRILL
                                 JONES   U.S. SMALL                   BARRA         BARRA         LYNCH
                      S&P   INDUSTRIAL        STOCK        U.S.         500           500     MICRO-CAP
                      500      AVERAGE        INDEX   INFLATION      GROWTH         VALUE         INDEX
--------------------------------------------------------------------------------------------------------
Dec 1964            16.48        18.85        23.52        1.19         N/A           N/A           N/A
Dec 1965            12.45        14.39        41.75        1.92         N/A           N/A           N/A
Dec 1966           -10.06       -15.78        -7.01        3.35         N/A           N/A           N/A
Dec 1967            23.98        19.16        83.57        3.04         N/A           N/A           N/A
Dec 1968            11.06         7.93        35.97        4.72         N/A           N/A           N/A
Dec 1969            -8.50       -11.78       -25.05        6.11         N/A           N/A           N/A
Dec 1970             4.01         9.21       -17.43        5.49         N/A           N/A           N/A
Dec 1971            14.31         9.83        16.50        3.36         N/A           N/A           N/A
Dec 1972            18.98        18.48         4.43        3.41         N/A           N/A           N/A
Dec 1973           -14.66       -13.28       -30.90        8.80         N/A           N/A           N/A
Dec 1974           -26.47       -23.58       -19.95       12.20         N/A           N/A           N/A
Dec 1975            37.20        44.75        52.82        7.01       31.72         43.38           N/A
Dec 1976            23.84        22.82        57.38        4.81       13.84         34.93           N/A
Dec 1977            -7.18       -12.84        25.38        6.77      -11.82         -2.57           N/A
Dec 1978             6.56         2.79        23.46        9.03        6.78          6.16         27.76
Dec 1979            18.44        10.55        43.46       13.31       15.72         21.16         43.18
Dec 1980            32.42        22.17        39.88       12.40       39.40         23.59         32.32
Dec 1981            -4.91        -3.57        13.88        8.94       -9.81          0.02          9.18
Dec 1982            21.41        27.11        28.01        3.87       22.03         21.04         33.62
Dec 1983            22.51        25.97        39.67        3.80       16.24         28.89         42.44
Dec 1984             6.27         1.31        -6.67        3.95        2.33         10.52        -14.97
Dec 1985            32.16        33.55        24.66        3.77       33.31         29.68         22.89
Dec 1986            18.47        27.10         6.85        1.13       14.50         21.67          3.45
Dec 1987             5.23         5.48        -9.30        4.41        6.50          3.68        -13.84
Dec 1988            16.81        16.14        22.87        4.42       11.95         21.67         22.76
Dec 1989            31.49        32.19        10.18        4.65       36.40         26.13          8.06
Dec 1990            -3.17        -0.56       -21.56        6.11        0.20         -6.85        -29.55
Dec 1991            30.55        24.19        44.63        3.06       38.37         22.56         57.44
Dec 1992             7.67         7.41        23.35        2.90        5.07         10.53         36.62
Dec 1993             9.99        16.94        20.98        2.75        1.68         18.60         31.32
Dec 1994             1.31         5.06         3.11        2.67        3.13         -0.64          1.81
Dec 1995            37.43        36.84        34.46        2.54       38.13         36.99         30.70
Dec 1996            23.07        28.84        17.62        3.32       23.96         21.99         13.88
Dec 1997            33.36        24.88        22.78        1.70       36.52         29.98         24.61
Dec 1998            28.58        18.14        -7.31        1.61       42.16         14.67         -6.15
Dec 1999            21.04        27.22        29.79        2.81       28.25         12.72         40.04


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                     LONG-     INTERMEDIATE-        MSCI                      LONG-           LEHMAN
                      TERM         TERM U.S.        EAFE         6-       TERM U.S.            BROS.         U.S.
                U.S. GOV'T        GOVERNMENT     (NET OF      MONTH       CORPORATE       GOV'T/CORP       T-BILL
                     BONDS             BONDS      TAXES)        CDS           BONDS     INTERMEDIATE     (30-DAY)
------------------------------------------------------------------------------------------------------------------
Dec 1925               N/A               N/A         N/A        N/A             N/A              N/A          N/A
Dec 1926              7.77              5.38         N/A        N/A            7.37              N/A         3.27
Dec 1927              8.93              4.52         N/A        N/A            7.44              N/A         3.12
Dec 1928              0.10              0.92         N/A        N/A            2.84              N/A         3.56
Dec 1929              3.42              6.01         N/A        N/A            3.27              N/A         4.75
Dec 1930              4.66              6.72         N/A        N/A            7.98              N/A         2.41
Dec 1931             -5.31             -2.32         N/A        N/A           -1.85              N/A         1.07
Dec 1932             16.84              8.81         N/A        N/A           10.82              N/A         0.96
Dec 1933             -0.07              1.83         N/A        N/A           10.38              N/A         0.30
Dec 1934             10.03              9.00         N/A        N/A           13.84              N/A         0.16
Dec 1935              4.98              7.01         N/A        N/A            9.61              N/A         0.17
Dec 1936              7.52              3.06         N/A        N/A            6.74              N/A         0.18
Dec 1937              0.23              1.56         N/A        N/A            2.75              N/A         0.31
Dec 1938              5.53              6.23         N/A        N/A            6.13              N/A        -0.02
Dec 1939              5.94              4.52         N/A        N/A            3.97              N/A         0.02
Dec 1940              6.09              2.96         N/A        N/A            3.39              N/A         0.00
Dec 1941              0.93              0.50         N/A        N/A            2.73              N/A         0.06
Dec 1942              3.22              1.94         N/A        N/A            2.60              N/A         0.27
Dec 1943              2.08              2.81         N/A        N/A            2.83              N/A         0.35
Dec 1944              2.81              1.80         N/A        N/A            4.73              N/A         0.33
Dec 1945             10.73              2.22         N/A        N/A            4.08              N/A         0.33
Dec 1946             -0.10              1.00         N/A        N/A            1.72              N/A         0.35
Dec 1947             -2.62              0.91         N/A        N/A           -2.34              N/A         0.50
Dec 1948              3.40              1.85         N/A        N/A            4.14              N/A         0.81
Dec 1949              6.45              2.32         N/A        N/A            3.31              N/A         1.10
Dec 1950              0.06              0.70         N/A        N/A            2.12              N/A         1.20
Dec 1951             -3.93              0.36         N/A        N/A           -2.69              N/A         1.49
Dec 1952              1.16              1.63         N/A        N/A            3.52              N/A         1.66
Dec 1953              3.64              3.23         N/A        N/A            3.41              N/A         1.82
Dec 1954              7.19              2.68         N/A        N/A            5.39              N/A         0.86
Dec 1955             -1.29             -0.65         N/A        N/A            0.48              N/A         1.57
Dec 1956             -5.59             -0.42         N/A        N/A           -6.81              N/A         2.46
Dec 1957              7.46              7.84         N/A        N/A            8.71              N/A         3.14
Dec 1958             -6.09             -1.29         N/A        N/A           -2.22              N/A         1.54
Dec 1959             -2.26             -0.39         N/A        N/A           -0.97              N/A         2.95
Dec 1960             13.78             11.76         N/A        N/A            9.07              N/A         2.66


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                     LONG-     INTERMEDIATE-        MSCI                      LONG-           LEHMAN
                      TERM         TERM U.S.        EAFE         6-       TERM U.S.            BROS.         U.S.
                U.S. GOV'T        GOVERNMENT     (NET OF      MONTH       CORPORATE       GOV'T/CORP       T-BILL
                     BONDS             BONDS      TAXES)        CDS           BONDS     INTERMEDIATE     (30-DAY)
------------------------------------------------------------------------------------------------------------------
Dec 1961              0.97              1.85         N/A        N/A            4.82              N/A         2.13
Dec 1962              6.89              5.56         N/A        N/A            7.95              N/A         2.73
Dec 1963              1.21              1.64         N/A        N/A            2.19              N/A         3.12
Dec 1964              3.51              4.04         N/A       4.17            4.77              N/A         3.54
Dec 1965              0.71              1.02         N/A       4.68           -0.46              N/A         3.93
Dec 1966              3.65              4.69         N/A       5.76            0.20              N/A         4.76
Dec 1967             -9.18              1.01         N/A       5.47           -4.95              N/A         4.21
Dec 1968             -0.26              4.54         N/A       6.45            2.57              N/A         5.21
Dec 1969             -5.07             -0.74         N/A       8.70           -8.09              N/A         6.58
Dec 1970             12.11             16.86      -11.66       7.06           18.37              N/A         6.52
Dec 1971             13.23              8.72       29.59       5.36           11.01              N/A         4.39
Dec 1972              5.69              5.16       36.35       5.39            7.26              N/A         3.84
Dec 1973             -1.11              4.61      -14.92       8.60            1.14             3.34         6.93
Dec 1974              4.35              5.69      -23.16      10.20           -3.06             5.88         8.00
Dec 1975              9.20              7.83       35.39       6.51           14.64             9.50         5.80
Dec 1976             16.75             12.87        2.54       5.22           18.65            12.34         5.08
Dec 1977             -0.69              1.41       18.06       6.11            1.71             3.31         5.12
Dec 1978             -1.18              3.49       32.62      10.21           -0.07             2.13         7.18
Dec 1979             -1.23              4.09        4.75      11.90           -4.18             6.00        10.38
Dec 1980             -3.95              3.91       22.58      12.33           -2.76             6.41        11.24
Dec 1981              1.86              9.45       -2.28      15.50           -1.24            10.50        14.71
Dec 1982             40.36             29.10       -1.86      12.18           42.56            26.10        10.54
Dec 1983              0.65              7.41       23.69       9.65            6.26             8.61         8.80
Dec 1984             15.48             14.02        7.38      10.65           16.86            14.38         9.85
Dec 1985             30.97             20.33       56.16       7.82           30.09            18.05         7.72
Dec 1986             24.53             15.14       69.44       6.30           19.85            13.12         6.16
Dec 1987             -2.71              2.90       24.63       6.59           -0.27             3.67         5.47
Dec 1988              9.67              6.10       28.27       8.15           10.70             6.78         6.35
Dec 1989             18.11             13.29       10.54       8.27           16.23            12.76         8.37
Dec 1990              6.18              9.73      -23.45       7.85            6.78             9.17         7.81
Dec 1991             19.30             15.46       12.13       4.95           19.89            14.63         5.60
Dec 1992              8.05              7.19      -12.17       3.27            9.39             7.17         3.51
Dec 1993             18.24             11.24       32.56       2.88           13.19             8.73         2.90
Dec 1994             -7.77             -5.14        7.78       5.40           -5.76            -1.95         3.90
Dec 1995             31.67             16.80       11.21       5.21           27.20            15.31         5.60
Dec 1996             -0.93              2.10        6.05       5.21            1.40             4.06         5.21
Dec 1997             15.85              8.38        1.78       5.71           12.95             7.87         5.26
Dec 1998             13.06             10.21       20.00       5.34           10.76             8.42         4.86
Dec 1999             -8.96             -1.77       26.96       5.43           -7.45             0.39         4.68


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                   NAREIT                  WILSHIRE                  LIPPER           MSCI
                   EQUITY     RUSSELL   REAL ESTATE                BALANCED       EMERGING        BANK
                     REIT       2000(R)  SECURITIES         S&P        FUND        MARKETS     SAVINGS
                    INDEX       INDEX         INDEX         400       INDEX     FREE INDEX     ACCOUNT
-------------------------------------------------------------------------------------------------------
Dec 1925              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1926              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1927              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1928              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1929              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1930              N/A         N/A           N/A         N/A         N/A            N/A        5.30
Dec 1931              N/A         N/A           N/A         N/A         N/A            N/A        5.10
Dec 1932              N/A         N/A           N/A         N/A         N/A            N/A        4.10
Dec 1933              N/A         N/A           N/A         N/A         N/A            N/A        3.40
Dec 1934              N/A         N/A           N/A         N/A         N/A            N/A        3.50
Dec 1935              N/A         N/A           N/A         N/A         N/A            N/A        3.10
Dec 1936              N/A         N/A           N/A         N/A         N/A            N/A        3.20
Dec 1937              N/A         N/A           N/A         N/A         N/A            N/A        3.50
Dec 1938              N/A         N/A           N/A         N/A         N/A            N/A        3.50
Dec 1939              N/A         N/A           N/A         N/A         N/A            N/A        3.40
Dec 1940              N/A         N/A           N/A         N/A         N/A            N/A        3.30
Dec 1941              N/A         N/A           N/A         N/A         N/A            N/A        3.10
Dec 1942              N/A         N/A           N/A         N/A         N/A            N/A        3.00
Dec 1943              N/A         N/A           N/A         N/A         N/A            N/A        2.90
Dec 1944              N/A         N/A           N/A         N/A         N/A            N/A        2.80
Dec 1945              N/A         N/A           N/A         N/A         N/A            N/A        2.50
Dec 1946              N/A         N/A           N/A         N/A         N/A            N/A        2.20
Dec 1947              N/A         N/A           N/A         N/A         N/A            N/A        2.30
Dec 1948              N/A         N/A           N/A         N/A         N/A            N/A        2.30
Dec 1949              N/A         N/A           N/A         N/A         N/A            N/A        2.40
Dec 1950              N/A         N/A           N/A         N/A         N/A            N/A        2.50
Dec 1951              N/A         N/A           N/A         N/A         N/A            N/A        2.60
Dec 1952              N/A         N/A           N/A         N/A         N/A            N/A        2.70
Dec 1953              N/A         N/A           N/A         N/A         N/A            N/A        2.80
Dec 1954              N/A         N/A           N/A         N/A         N/A            N/A        2.90
Dec 1955              N/A         N/A           N/A         N/A         N/A            N/A        2.90
Dec 1956              N/A         N/A           N/A         N/A         N/A            N/A        3.00
Dec 1957              N/A         N/A           N/A         N/A         N/A            N/A        3.30
Dec 1958              N/A         N/A           N/A         N/A         N/A            N/A        3.38
Dec 1959              N/A         N/A           N/A         N/A         N/A            N/A        3.53
Dec 1960              N/A         N/A           N/A         N/A        5.77            N/A        3.86
Dec 1961              N/A         N/A           N/A         N/A       20.59            N/A        3.90


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                   NAREIT                  WILSHIRE                  LIPPER           MSCI
                   EQUITY     RUSSELL   REAL ESTATE                BALANCED       EMERGING        BANK
                     REIT       2000(R)  SECURITIES         S&P        FUND        MARKETS     SAVINGS
                    INDEX       INDEX         INDEX         400       INDEX     FREE INDEX     ACCOUNT
-------------------------------------------------------------------------------------------------------
Dec 1962              N/A         N/A           N/A         N/A       -6.80            N/A       4.08
Dec 1963              N/A         N/A           N/A         N/A       13.10            N/A       4.17
Dec 1964              N/A         N/A           N/A         N/A       12.36            N/A       4.19
Dec 1965              N/A         N/A           N/A         N/A        9.80            N/A       4.23
Dec 1966              N/A         N/A           N/A         N/A       -5.86            N/A       4.45
Dec 1967              N/A         N/A           N/A         N/A       15.09            N/A       4.67
Dec 1968              N/A         N/A           N/A         N/A       13.97            N/A       4.68
Dec 1969              N/A         N/A           N/A         N/A       -9.01            N/A       4.80
Dec 1970              N/A         N/A           N/A         N/A        5.62            N/A       5.14
Dec 1971              N/A         N/A           N/A         N/A       13.90            N/A       5.30
Dec 1972             8.01         N/A           N/A         N/A       11.13            N/A       5.37
Dec 1973           -15.52         N/A           N/A         N/A      -12.24            N/A       5.51
Dec 1974           -21.40         N/A           N/A         N/A      -18.71            N/A       5.96
Dec 1975            19.30         N/A           N/A         N/A       27.10            N/A       6.21
Dec 1976            47.59         N/A           N/A         N/A       26.03            N/A       6.23
Dec 1977            22.42         N/A           N/A         N/A       -0.72            N/A       6.39
Dec 1978            10.34         N/A         13.04         N/A        4.80            N/A       6.56
Dec 1979            35.86       43.09         70.81         N/A       14.67            N/A       7.29
Dec 1980            24.37       38.58         22.08         N/A       19.70            N/A       8.78
Dec 1981             6.00        2.03          7.18         N/A        1.86            N/A      10.71
Dec 1982            21.60       24.95         24.47       22.68       30.63            N/A      11.19
Dec 1983            30.64       29.13         27.61       26.10       17.44            N/A       9.71
Dec 1984            20.93       -7.30         20.64        1.18        7.46            N/A       9.92
Dec 1985            19.10       31.05         20.14       35.58       29.83            N/A       9.02
Dec 1986            19.16        5.68         20.30       16.21       18.43            N/A       7.84
Dec 1987            -3.64       -8.77         -7.86       -2.03        4.13            N/A       6.92
Dec 1988            13.49       24.89         24.18       20.87       11.18          40.43       7.20
Dec 1989             8.84       16.24          2.37       35.54       19.70          64.96       7.91
Dec 1990           -15.35      -19.51        -33.46       -5.12        0.66         -10.55       7.80
Dec 1991            35.70       46.05         20.03       50.10       25.83          59.91       4.61
Dec 1992            14.59       18.41          7.36       11.91        7.46          11.40       2.89
Dec 1993            19.65       18.91         15.24       13.96       11.95          74.83       2.73
Dec 1994             3.17       -1.82          1.64       -3.57       -2.05          -7.32       4.96
Dec 1995            15.27       28.44         13.65       30.94       24.89          -5.21       5.24
Dec 1996            35.26       16.49         36.87       19.20       13.05           6.03       4.95
Dec 1997            20.29       22.36         19.80       32.26       20.30         -11.59       5.17
Dec 1998           -17.51       -2.55        -17.43       19.12       15.09         -25.34       4.63
Dec 1999            -4.62       21.26         14.72       14.72        8.98          66.41       5.29


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                                                                     MERRILL LYNCH
                      MSCI     MSCI ALL                                   INDEX OF
                       ALL COUNTRY (AC)                     MERRILL    CONVERTIBLE                             LIPPER
                   COUNTRY         ASIA         LEHMAN        LYNCH          BONDS               LIPPER        GROWTH &
                 (AC) ASIA      PACIFIC       BROTHERS   HIGH YIELD   (SPECULATIVE   RUSSELL     GROWTH        INCOME
                      FREE         FREE      AGGREGATE    MASTER II       QUALITY)    1000(R)    FUND          FUND
                  EX JAPAN     EX JAPAN           BOND        INDEX        INDEX       INDEX     INDEX         INDEX
---------------------------------------------------------------------------------------------------------------------
Dec 1925               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1926               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1927               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1928               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1929               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1930               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1931               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1932               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1933               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1934               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1935               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1936               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1937               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1938               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1939               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1940               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1941               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1942               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1943               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1944               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1945               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1946               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1947               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1948               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1949               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1950               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1951               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1952               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1953               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1954               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1955               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1956               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1957               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1958               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1959               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1960               N/A          N/A            N/A          N/A            N/A       N/A       6.36         3.04
Dec 1961               N/A          N/A            N/A          N/A            N/A       N/A      30.16        26.00


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                      MSCI     MSCI ALL                              MERRILL LYNCH
                       ALL COUNTRY (AC)                     MERRILL       INDEX OF                            LIPPER
                   COUNTRY         ASIA         LEHMAN        LYNCH    CONVERTIBLE               LIPPER     GROWTH &
                 (AC) ASIA      PACIFIC       BROTHERS   HIGH YIELD          BONDS   RUSSELL     GROWTH       INCOME
                      FREE         FREE      AGGREGATE    MASTER II   (SPECULATIVE    1000(R)     FUND         FUND
                  EX JAPAN     EX JAPAN     BOND INDEX        INDEX       QUALITY)     INDEX      INDEX        INDEX
---------------------------------------------------------------------------------------------------------------------
Dec 1962               N/A          N/A            N/A          N/A            N/A       N/A     -16.84       -11.87
Dec 1963               N/A          N/A            N/A          N/A            N/A       N/A      22.43        19.10
Dec 1964               N/A          N/A            N/A          N/A            N/A       N/A      14.99        15.23
Dec 1965               N/A          N/A            N/A          N/A            N/A       N/A      26.61        19.00
Dec 1966               N/A          N/A            N/A          N/A            N/A       N/A      -1.80        -6.04
Dec 1967               N/A          N/A            N/A          N/A            N/A       N/A      45.31        27.59
Dec 1968               N/A          N/A            N/A          N/A            N/A       N/A      15.34        15.29
Dec 1969               N/A          N/A            N/A          N/A            N/A       N/A     -10.62       -11.80
Dec 1970               N/A          N/A            N/A          N/A            N/A       N/A      -8.57         1.10
Dec 1971               N/A          N/A            N/A          N/A            N/A       N/A      26.17        13.77
Dec 1972               N/A          N/A            N/A          N/A            N/A       N/A      18.08        12.87
Dec 1973               N/A          N/A            N/A          N/A            N/A       N/A     -24.75       -14.27
Dec 1974               N/A          N/A            N/A          N/A            N/A       N/A     -30.73       -20.85
Dec 1975               N/A          N/A            N/A          N/A            N/A       N/A      32.83         4.62
Dec 1976               N/A          N/A          15.60          N/A            N/A       N/A      20.07        25.66
Dec 1977               N/A          N/A           3.04          N/A            N/A       N/A      -2.62        -3.64
Dec 1978               N/A          N/A           1.39          N/A            N/A       N/A      12.53         7.99
Dec 1979               N/A          N/A           1.93          N/A            N/A     22.31      29.29        23.87
Dec 1980               N/A          N/A           2.71          N/A            N/A     31.88      38.67        28.27
Dec 1981               N/A          N/A           6.25          N/A            N/A     -5.10      -6.82        -1.39
Dec 1982               N/A          N/A          32.62          N/A            N/A     20.30      24.04        24.17
Dec 1983               N/A          N/A           8.36          N/A            N/A     22.13      21.35        22.76
Dec 1984               N/A          N/A          15.15          N/A            N/A      4.75      -3.60         4.29
Dec 1985               N/A          N/A          22.10          N/A            N/A     32.27      30.14        28.55
Dec 1986               N/A          N/A          15.26          N/A            N/A     17.87      15.59        17.63
Dec 1987               N/A          N/A           2.76         4.47            N/A      2.94       3.25         2.64
Dec 1988             30.00        30.45           7.89        13.36          16.19     17.23      14.13        18.35
Dec 1989             32.13        21.43          14.53         2.31           9.82     30.42      27.47        23.73
Dec 1990             -6.54       -11.86           8.96        -4.36          -8.61     -4.16      -5.41        -5.99
Dec 1991             30.98        32.40          16.00        39.17          37.53     33.03      36.33        27.75
Dec 1992             21.81         9.88           7.40        17.44          24.06      9.04       7.63         9.63
Dec 1993            103.39        84.94           9.75        16.69          19.37     10.15      11.98        14.62
Dec 1994            -16.94       -12.59          -2.92        -1.03          -6.91      0.38      -1.57        -0.41
Dec 1995              4.00        10.00          18.47        20.46          25.14     37.77      32.65        31.14
Dec 1996             10.05         8.08           3.63        11.27          15.29     22.45      17.53        20.67
Dec 1997            -40.31       -34.20           9.65        13.27          16.76     32.85      28.03        26.88
Dec 1998             -7.79        -4.42           8.69         2.95          12.62     27.02      25.69        13.58
Dec 1999             64.67        49.83          -0.82         2.51          38.91     20.91      27.96        11.86


21.      APPENDIX D - OTHER PIONEER INFORMATION

The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the U.S.

As of December 31, 1999, Pioneer employed a professional investment staff of 82.

Total assets of all Pioneer mutual funds at December 31, 1999, were approximately $23 billion representing 1,392,828 shareholder accounts, 881,091 non-retirement accounts and 511,737 retirement accounts.

                          THIRD AVENUE HIGH YIELD FUND





                                  ANNUAL REPORT

                                OCTOBER 31, 1999

                          THIRD AVENUE HIGH YIELD FUND





Dear Fellow Shareholders:

At October 31, 1999, the audited net asset value attributable to the 786,343 common shares outstanding of the Third Avenue High Yield Fund (the "Fund") was $9.65 per share. On September 30, 1999, the most recent dividend date, the Fund paid $0.175 per share in dividends, representing income received from the Fund's holdings of fixed income securities. Since the end of the Fund's last fiscal year, ending on October 31, 1998, when the Fund's net asset value was $8.50, a total of $0.692 per share has been paid in dividends. On July 30, 1999, the last day of the Fund's third quarter, the unaudited net asset value per share was $9.89. At December 13, 1999, the unaudited net asset value per share was $10.51.

QUARTERLY ACTIVITY

During the fourth quarter of fiscal 1999, the Fund eliminated 13 positions, reduced three positions, established 10 new positions and increased three positions, as shown below:

PAR VALUE
OR NUMBER OF SHARES    REDUCTIONS IN EXISTING POSITIONS
$500,000               American Tower Corp. 144A 6.25% due 10/15/09
$400,000               Cirrus Logic, Inc. 6.00% due 12/15/03
$400,000               Fisher Scientific International Inc. 9.00% due 2/1/08
$400,000               MascoTech, Inc. 4.50% due 12/15/03
$300,000               Parker Drilling Co. 5.50% due 8/1/04
$400,000               R&B Falcon Corp. 9.50% due 12/15/08
$435,000               SBA Communications Corp. 12.00% due 3/1/08
$250,000               Scotts Co. 144A 8.63% due 1/15/09
$250,000               Toll Corp. 8.13% due 2/1/09
$400,000               WESCO Distribution, Inc. 9.13% due 6/1/08

                       INCREASES IN EXISTING POSITIONS
1,500 shares           Conseco Finance Trust IV 7.00% due 2/16/01
$150,000               NCI Building Systems, Inc. 144A 9.25% due 5/1/09
$100,000               Pogo Producing Co. 5.50% due 6/15/06

                       NEW POSITIONS ACQUIRED
$200,000               Credence Systems Corp. 5.25% due 9/15/02
$300,000               Safeguard Scientifics, Inc. 144A 5.00% due 6/15/06
744 shares             Winstar Communications, Inc. Common

                       POSITIONS ELIMINATED
$425,000               Adaptec, Inc. 4.75% due 2/1/04
$100,000               Adaptive Broadband Corp. 5.25% due 12/15/03
$275,000               Alpharma, Inc. 5.75% due 4/1/05
$325,000               Atmel SA 3.25% due 6/1/02
7,000 shares           Breed Technologies, Inc. 6.50% due 11/15/27

$325,000               Cypress Semiconductors Corp. 6.00% due 10/1/02
$450,000               Cymer, Inc. 3.50% due 8/6/04
$450,000               Lam Research Corp. 5.00% due 9/1/02
$500,000               Level 3 Communications, Inc. 9.13% due 5/1/08
$250,000               MidAmerican Energy Holdings Co. 8.48% due 9/15/28
5,000 shares           NEXTLINK Communications, Inc. 6.50% due 3/31/10
9,000 shares           Sun Financing I 7.00% due 5/1/28
5,000 shares           Winstar Communications, Inc. 7.00% due 3/15/10

During the quarter, the Fund had a considerable amount of portfolio repositioning. Most issues which were sold or reduced in size had reached price levels which we felt had reached their full investment value, and offered little price appreciation potential from then current levels. These securities included some of our technology and telecommunications holdings. In the technology area, sales included Adaptec, Atmel, Cypress Semiconductor, Cymer, and Lam Research. Telecommunications issues sold were Adaptive Broadband, Level3 Communications, and WinStar Communications. We also eliminated MidAmerican Energy bonds after the bond price moved up in response to the company receiving a buyout bid from the principals of Berkshire Hathaway, Inc. to take the company private.

We reduced somewhat our holding of Credence Systems bonds after the underlying stock advanced considerably in response to the company's substantially improved results. The company makes equipment to test semiconductors. Despite the reduction, we still have a major position in the bonds, and expect the company to prosper as demand for their test equipment continues to grow. Our position in the bonds of Safeguard Scientifics, a company which makes venture capital investments in internet companies, was lowered because its advancing price had raised our holdings to an outsized position for the Fund. Winstar Communications common stock was sold, having been received as an in kind dividend from our preferred holdings.

Among our new positions acquired were several straight high yield bonds which we felt had improving operating results, and would provide a relatively high yield. These issues include Fisher Scientific, which makes and distributes instruments and supplies to corporate customers worldwide. We also purchased bonds issued by Scotts, the world's largest supplier of lawn and garden care products. Toll Corp. bonds were added--Toll is a very well managed home builder located in the mid-Atlantic area, and has recently expanded into California and the upper Midwest. Another issue purchased was WESCO International bonds. This company is one of the nation's largest distributors of electrical products and supplies for the maintenance and repair activities of industrial and commercial customers.

We added two holdings in the tower industry: one was a convertible bond of American Tower, and another was an original discount bond of SBA Communications. We feel the wireless telecommunications market will grow very strongly for the forseeable future to serve the markets for cellular phones, as well as for transmittal of voice and data from fixed locations. These companies control valuable and increasingly scarce locations for towers, and will benefit from industry consolidation which is eliminating small entities that control relatively few towers in their portfolios.

Convertible bonds of Parker Drilling, a company which specializes in onshore and offshore drilling rigs, and straight bonds of R&B Falcon, which operates the world's largest marine-based drilling units, were also purchased in the quarter. These purchases, as well as an addition to our holding in convertible bonds of Pogo Producing, a smaller exploration and production company, reflect our optimism for stable energy prices and increases in drilling activity over the next few years.

Cirrus Logic, a semiconductor manufacturer of analog and mixed signal chips, has convertible bonds trading at deeply discounted levels, which we felt had an attractive combination of yield and total return potential. Thus we have made initial purchases of these bonds in the quarter. Also purchased in the quarter were deeply discounted bonds of MascoTech. This company has world-leading metal forming process capabilities and proprietary product positions. It serves companies in the transportation, industrial and consumer markets with products such as transmission and drive applications, towing systems, ferrous and nonferrous industrial fasteners, and packaging and sealing products for industrial fluids.

We made small additions to our position in Conseco preferred shares. This holding has been a disappointment in terms of price performance since it was purchased last year, as financial stocks have fallen out of favor in the general market. Recently Conseco received a $500 million investment in the form of preferred stock from Thomas H. Lee, the well regarded buyout investor. In recognition of this infusion as well as some additional restructuring moves made by the company, the investment rating firm of Moody's Investors Service has put Conseco's bonds under review for upgrading from below investment grade to investment grade.

Sincerely,



/s/ Margaret D. Patel
Margaret D. Patel
Portfolio Manager

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 1999


                               PRINCIPAL                                              VALUE      % OF NET
                               AMOUNT ($)      ISSUES                               (NOTE 1)       ASSETS
------------------------------ --------------- ---------------------------------- -------------- -----------
CONVERTIBLE BONDS - 52.14%

Computers - Memory                    300,000  HMT Technology Corp. 5.75%,
Devices                                        due 1/15/04                            $ 111,000       1.46%
                                                                                  --------------

Computer Software &                   200,000  Safeguard Scientifics, Inc. 144A
Services                                       5.00%, due 6/15/06                       256,250       3.38%
                                                                                  --------------

Electric Utility Services             400,000  Itron, Inc. 6.75%, due 3/31/04           219,000       2.88%
                                                                                  --------------

Industrial                            400,000  MascoTech, Inc. 4.50%, due
                                               12/15/03                                 314,000       4.14%
                                                                                  --------------

Instrumentation -                     300,000  Credence Systems Corp. 5.25%,
Electronic Testing                             due 9/15/02                              292,125       3.85%
                                                                                  --------------

Medical - Hospitals                   625,000  Columbia\HCA Medical Care,
                                               Int'l. 6.75%, due 10/1/06                528,125       6.96%
                                                                                  --------------

Oil/Gas Exploration                   300,000  Range Resources Corp. 6.00%,
                                               due 2/1/07                               185,625
                                      400,000  Pogo Producing Co. 5.50%, due
                                               6/15/06                                  309,500
                                                                                  --------------
                                                                                        495,125       6.52%
                                                                                  --------------

Oil Field Services                    300,000  Key Energy Group, Inc. 5.00%,
                                               due 9/15/04 (b)                          205,875
                                      300,000  Parker Drilling Co. 5.50%, due
                                               8/1/04                                   213,000
                                                                                  --------------
                                                                                        418,875       5.52%
                                                                                  --------------

Pharmaceutical Services               505,000  Innovative Clinical Solutions,
                                               Ltd. 6.75%, due 6/15/03                  252,500       3.33%
                                                                                  --------------

Semiconductors                        400,000  Cirrus Logic, Inc. 6.00%, due
                                               12/15/03                                 298,500       3.93%
                                                                                  --------------

Telecommunications -                  500,000  P-Com, Inc. 4.25%, due
Wireless                                       11/1/02                                  269,375
                                      500,000  American Tower Corp. 144A
                                               6.25%, due 10/15/09                      502,500
                                                                                  --------------
                                                                                        771,875      10.17%
                                                                                  --------------

                                               TOTAL CONVERTIBLE BONDS
                                               (Cost $4,891,047)                      3,957,375
                                                                                  --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1999

                                                                                      VALUE      % OF NET
                               SHARES          ISSUES                               (NOTE 1)       ASSETS
------------------------------ --------------- ---------------------------------- -------------- -----------
CONVERTIBLE PREFERRED STOCK - 7.31%

Electric Utility Services               4,000  KN Energy, Inc. 8.25%, due
                                               11/30/01                                 137,000
                                        4,000  Texas Utilities 9.25%, due
                                               8/16/01 (b)                              203,250
                                                                                  --------------
                                                                                        340,250       4.48%
                                                                                  --------------

Insurance                               6,500  Conseco Finance Trust IV
                                               7.00%, due 2/16/01                       214,906       2.83%
                                                                                  --------------

                                               TOTAL CONVERTIBLE PREFERRED
                                               STOCK (Cost $650,438)                    555,156
                                                                                  --------------
                               PRINCIPAL
                               AMOUNT ($)
------------------------------ --------------- ---------------------------------- -------------- -----------
CORPORATE BONDS - 35.24%

Building and Construction             400,000  NCI Building Systems, Inc.
Products                                       9.25%, due 5/1/09                        379,000       4.99%
                                                                                  --------------

Industrial                            400,000  Fisher Scientific International
                                               Inc. 9.00%, due 2/1/08                   378,000
                                      250,000  Scotts Co. 144A 8.63%, due
                                               1/15/09                                  238,125
                                                                                  --------------
                                                                                        616,125       8.12%
                                                                                  --------------

Instrumentation -                     400,000  WESCO Distribution, Inc.
Electronic Testing                             9.13%, due 6/1/08                        360,000       4.74%
                                                                                  --------------

Oil Field Services                    400,000  R&B Falcon Corp. 9.50%, due
                                               12/15/08 (b)                             384,000       5.06%
                                                                                  --------------

Real Estate - Commercial              500,000  BF Saul REIT 144A 9.75%, due
                                               4/1/08                                   472,500
                                      250,000  Toll Corp. 8.13%, due 2/1/09             228,750
                                                                                  --------------
                                                                                        701,250       9.24%
                                                                                  --------------
Telecommunications -                  435,000  SBA Communications Corp.
Wireless                                       12.00%, due 3/1/08                       234,900       3.09%
                                                                                  --------------

                                               TOTAL CORPORATE BONDS
                                               (Cost $2,732,950)                      2,675,275
                                                                                  --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1999


                                                                                      VALUE      % OF NET
                               SHARES          ISSUES                               (NOTE 1)       ASSETS
------------------------------ --------------- ---------------------------------- -------------- -----------
COMMON STOCKS - 0.03%

Telecommunications - Wireless              65  Winstar Communications, Inc (a)
                                                                                       $  2,523       0.03%
                                                                                  --------------

                                               TOTAL COMMON STOCK
                                               (Cost $3,500)                              2,523
                                                                                  --------------

                               PRINCIPAL
                               AMOUNT ($)
------------------------------ --------------- ---------------------------------- -------------- -----------
SHORT TERM INVESTMENTS - 1.71%

Repurchase Agreements                 129,536  Bear Stearns 5.23%, due date
                                               November 1, 1999 (c)                     129,536       1.71%
                                                                                  --------------

                                               TOTAL SHORT TERM INVESTMENTS
                                               (Cost $129,536)                          129,536
                                                                                  --------------

                                               TOTAL INVESTMENT PORTFOLIO -
                                               96.43% (Cost $8,407,471)               7,319,865
                                                                                  --------------

                                               CASH AND OTHER ASSETS LESS
                                               LIABILITIES - 3.57%                      270,808
                                                                                  --------------

                                               NET ASSETS - 100.00%
                                               (Applicable to 786,343 shares
                                               outstanding)                          $7,590,673
                                                                                  ==============
Notes:
   (a)   Non-income producing security.
   (b)   Securities in whole or in part on loan.
   (c)   Repurchase agreement collateralized by: U.S. Treasury Strips, par value $715,000, 6.29%, matures 11/25/26: market value $132,275.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1999


ASSETS:
Investments at value (Notes 1 and 4):
   Unaffiliated issuers (identified cost of $8,407,471)      $7,319,865
Receivable for securities sold                                  111,246
Receivable for fund shares sold                                  39,300
Receivable from investment adviser                                2,491
Dividends and interest receivable                               157,614
Collateral on loaned securities (Note 1)                         57,081
Deferred organizational costs (Note 1)                            9,869
Other assets                                                        270
                                                             ----------
      Total assets                                            7,697,736
                                                             ----------

LIABILITIES:

Payable for fund shares redeemed                                  1,060
Accounts payable and accrued expenses                            48,922
Collateral on loaned securities (Note 1)                         57,081
                                                             ----------
      Total liabilities                                         107,063
                                                             ----------
      Net assets                                             $7,590,673
                                                             ==========

SUMMARY OF NET ASSETS:

Common stock, unlimited shares authorized, no
    par value, 786,343 shares outstanding                    $8,486,591
Accumulated undistributed net investment income                  59,002
Accumulated undistributed net realized gains
    from investment transactions                                132,686
Net unrealized depreciation of investments                   (1,087,606)
                                                             ----------
      Net assets applicable to capital shares outstanding    $7,590,673
                                                             ==========
Net asset value, offering and redemption price per share          $9.65
                                                                  =====

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME:

    Interest                                                  $  634,714
    Dividends                                                    116,954
                                                              ----------
      Total investment income                                    751,668
                                                              ----------
EXPENSES:

    Investment advisory fees (Note 3)                             74,907
    Directors' fees and expenses                                  61,420
    Administration fees (Note 3)                                  56,596
    Transfer agent fees                                           26,948
    Accounting services                                           25,592
    Auditing and tax consulting fees                              22,987
    Registration fees                                             16,498
    Custodian fees                                                 7,606
    Reports to shareholders                                        4,409
    Legal fees                                                     3,724
    Amortization of organizational expenses (Note 1)               2,997
    Miscellaneous expenses                                         1,568
    Insurance expenses                                               370
                                                              ----------
      Total operating expenses                                   305,622
                                                              ----------
    Expenses waived and reimbursed (Note 3)                     (147,482)
                                                              ----------
      Net expenses                                               158,140
                                                              ----------
      Net investment income                                      593,528
                                                              ----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:

    Net realized gains on investments                            183,311
    Net change in unrealized appreciation on investments         834,889
                                                              ----------
      Net realized and unrealized gains on investments         1,018,200
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $1,611,728
                                                              ==========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                                          FOR THE       FOR THE YEAR
                                                        YEAR ENDED         ENDED
                                                         10/31/99        10/31/98*
                                                        ----------      ------------
OPERATIONS:

    Net investment income                                  $  593,528      $  348,681
    Net realized gains (losses) on investments                183,311         (50,625)
    Net change in unrealized appreciation
      (depreciation) on investments                           834,889      (1,922,495)
                                                           ----------      ----------
    Net increase (decrease) in net assets
      resulting from operations                             1,611,728      (1,624,439)
                                                           ----------      ----------
DISTRIBUTIONS:

    Dividends to shareholders from net
      investment income                                      (592,389)       (295,950)
                                                           ----------      ----------
CAPITAL SHARE TRANSACTIONS:

    Proceeds from sale of shares                            3,087,088      12,705,359
    Net asset value of shares issued in reinvestment
      of dividends and distributions                          529,189         266,886
    Cost of shares redeemed                                (4,736,179)     (3,360,620)
                                                           ----------      ----------
    Net increase (decrease) in net assets resulting
      from capital share transactions                      (1,119,902)      9,611,625
                                                           ----------      ----------
    Net increase (decrease) in net assets                    (100,563)      7,691,236
    Net assets at beginning of period                       7,691,236               0
                                                           ----------      ----------
    Net assets at end of period (including
      undistributed net investment income of
      $59,002 and $54,866, respectively)                   $7,590,673      $7,691,236
                                                           ==========      ==========

* The Fund commenced investment operations on February 12, 1998.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                              FINANCIAL HIGHLIGHTS
                                OCTOBER 31, 1999


Selected data (for a share outstanding throughout each period) and ratios are as follows:

                                                                    FOR THE
                                                      FOR THE        PERIOD
                                                    YEAR ENDED       ENDED
                                                     10/31/99      10/31/98*
Net Asset Value, Beginning of Period                   $ 8.50        $10.00
                                                       ------        ------
Income (loss) from Investment Operations:
    Net investment income                                 .70           .34
    Net income (loss) on securities (both
      realized and unrealized)                           1.14         (1.56)
                                                       ------        ------
      Total from Investment Operations                   1.84         (1.22)
                                                       ------        ------
Less Distributions:

    Dividends from net investment income                 (.69)         (.28)
                                                       ------        ------
Net Asset Value, End of Period                         $ 9.65        $ 8.50
                                                       ======        ======
Total Return                                            22.20%       (12.39%)1

Ratios/Supplemental Data:

    Net Assets, End of period (in thousands)           $7,591        $7,691
    Ratio of Expenses to Average Net Assets
      Before expense reimbursement                       3.67%         3.99%2
      After expense reimbursement                        1.90%         1.90%2
    Ratio of Net Income to Average Net Assets
      Before expense reimbursement                       5.36%         4.13%2
      After expense reimbursement                        7.13%         6.22%2
Portfolio Turnover Rate                                    64%           38%1

1  Not Annualized
2  Annualized
* The Fund commenced investment operations February 12, 1998.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1999

1.       SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION:
Third Avenue Trust (the "Trust") is an open-end, non-diversified management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of four separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue High Yield Fund and Third Avenue Real Estate Value Fund. The information presented in these financial statements pertains to the Third Avenue High Yield Fund (the "Fund"). Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund are presented under separate cover. Third Avenue High Yield Fund commenced investment operations on February 12, 1998. The Fund seeks to achieve its objective of maximizing total return through a combination of income and capital appreciation by adhering to a strict value discipline in selecting securities.

The Fund seeks to achieve its objective by investing at least 65% of its assets in a portfolio of non-investment grade fixed income or other debt securities of companies whose capital structures are believed to have a market value priced below their private market values.

The Fund has entered into an Agreement and Plan of Reorganization with Pioneer High Yield Fund. Under this agreement, the Fund will transfer all of its assets to Pioneer High Yield Fund in exchange for Class A shares of Pioneer High Yield Fund and Pioneer High Yield Fund will assume the liabilities of the Fund. Class A shares of Pioneer High Yield Fund having a value on the reorganization date equal to the value of Fund shares will be distributed to Fund shareholders in exchange for their Fund shares. The consummation of this transaction is subject to, among other things, approval by the Fund's shareholders of the Agreement and Plan of Reorganization. It is anticipated that a meeting of shareholders to approve the Agreement and Plan of Reorganization will be held in February, 2000.

ACCOUNTING POLICIES:
The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

SECURITY VALUATION:
Securities traded on a principal stock exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. Temporary cash investments are valued at cost, plus accrued interest, which approximates market. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held by a Fund on that day, based on the value determined on that day.

The Fund may invest up to 15% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws ("restricted securities"). Restricted securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by the Board of Trustees of the Fund although actual

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1999


evaluations may be made by personnel acting under procedures established by the Board of Trustees. At October 31, 1999, the Fund did not hold any restricted securities. Among the factors considered by the Board of Trustees in determining fair value are the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the Fund's cost at the date of purchase, a percentage of the Fund's beneficial ownership of the issuer's common stock and debt securities, the operating results of the issuer, the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Restricted securities often have costs associated with subsequent registration.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Realized gains and losses from securities transactions are reported on an identified cost basis.

LOANS OF PORTFOLIO SECURITIES:
The Fund loaned securities during the year to certain brokers, with the Fund's custodian acting as lending agent. Upon such loans, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees, which are included in interest income in the Statement of Operations. On a daily basis, the Fund monitors the market value of securities loaned and maintain collateral against the securities loaned in an amount not less than the value of the securities loaned. The Fund may receive collateral in the form of cash or other eligible securities. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to changes in the value of collateral or the loaned securities.

During the year ended October 31, 1999, the Fund had securities lending income included in interest income totaling $490. The value of loaned securities and related collateral outstanding at October 31, 1999 was $54,550 and $57,081, respectively. The collateral consisted of cash, which was invested in repurchase agreements with Bear Stearns due November 1, 1999, collateralized by U.S. Treasury securities.

REPURCHASE AGREEMENTS:
Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions in the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

ORGANIZATIONAL COSTS:
Organizational costs of $15,000 are being amortized on a straight line basis over five years from commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification.

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1999


For the year ended October 31, 1999, permanent differences were reclassified as shown below:

           INCREASE TO ACCUMULATED                         DECREASE TO
              UNDISTRIBUTED NET                            ADDITIONAL
              INVESTMENT INCOME                          PAID-IN-CAPITAL
              -----------------                          ---------------
                    2,997                                    (2,997)

FEDERAL INCOME TAXES:
The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Federal income tax provision is required.

CASH AND CASH EQUIVALENTS:
The Fund has defined cash and cash equivalents as cash in interest bearing and non-interest bearing accounts.

EXPENSE ALLOCATION:
Expenses attributable to the Fund are charged to the Fund. Expenses attributable to the Trust are allocated using the ratio of each Fund's net assets relative to the total net assets of the Trust, unless otherwise specified.

TRUSTEES FEES:
The Trust does not pay any fees to its officers for their services as such, but does pay Trustees who are not affiliated with the Investment Adviser a fee of $1,500 for each meeting of the Board of Trustees that they attend, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. The Trust also pays non-interested Trustees an annual stipend of $2,000 in January of each year for the previous year's service.

2.       SECURITIES TRANSACTIONS

PURCHASES AND SALES/CONVERSIONS:
The aggregate cost of purchases, and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940, as amended, ownership of 5% or more of the outstanding common stock of the issuer) for the year ended October 31, 1999 were as follows:

                                   PURCHASES             SALES
      Unaffiliated                 $5,078,813          $6,271,463

At October 31, 1999, cost and gross unrealized appreciation and gross unrealized depreciation, for Federal income tax purposes were as follows:

                          GROSS            GROSS             NET
          COST        APPRECIATION     DEPRECIATION     DEPRECIATION
          ----        ------------     ------------     ------------
       $8,407,471       $100,584       $(1,188,190)     $(1,087,606)

3.       INVESTMENT ADVISORY SERVICES AND SERVICE FEE AGREEMENT

The Fund has an Investment Advisory Agreement with EQSF Advisers, Inc. (the "Adviser") for investment advice and certain management functions. The terms of the Investment Advisory Agreement provide for a monthly fee of 1/12 of 0.90% (an annual fee of 0.90%) of the total average daily net assets of the Fund, payable each month. Additionally, under the terms of the Investment Advisory Agreement, the Adviser pays certain expenses on behalf of the Fund, which is reimbursable by the Fund, including salaries of non-

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1999


officer employees and other miscellaneous expenses. Amounts reimbursed with respect to non-officer salaries are included under the caption Administration fees. At October 31, 1999, the Fund had a payable to affiliates of $4,360, for reimbursement of expenses paid by such affiliates. Under current arrangements, whenever, in any fiscal year, the Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 1.90% of the first $100 million of the Fund's average daily net assets, and 1.50% of average daily net assets in excess of $100 million, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. Such waived and reimbursed expenses may be paid to the Adviser during the following three year period to the extent that the payment of such expenses would not cause the Fund to exceed the preceding limitations. The adviser waived fees of $74,907, and reimbursed $72,575, for the year ended October 31, 1999. For the period ended October 31, 1998, the adviser waived fees of $50,472, and reimbursed $66,638.

4.       RELATED PARTY TRANSACTIONS

BROKERAGE COMMISSIONS:
Martin J. Whitman, the Chairman and a director of the Funds, is the Chairman and Chief Executive Officer of M.J. Whitman Holding Corp., which is the parent of both M.J. Whitman, Inc., a registered broker-dealer and M.J. Whitman Senior Debt Corp., a dealer in the trading of bank debt and other private claims. For the year ended October 31, 1999, the Fund incurred total brokerage commissions of $803, which includes commissions earned by M.J. Whitman, Inc. of $313.

5.       CAPITAL SHARE TRANSACTIONS

                                               FOR THE              FOR THE
                                              YEAR ENDED          PERIOD ENDED
                                           OCTOBER 31, 1999     OCTOBER 31, 1998
Increase in Fund shares:
Shares outstanding at beginning of period         904,440                  --
    Shares sold                                   326,545           1,266,191
    Shares reinvested from dividends
        and distributions                          56,746              29,079
    Shares redeemed                              (501,388)           (390,830)
                                                 --------           ----------
Net increase (decrease) in Fund shares           (118,097)            904,440
                                                 --------           ---------
Shares outstanding at end of period               786,343             904,440
                                                 ========           =========

6.       RISKS RELATING TO CERTAIN INVESTMENTS

HIGH YIELD DEBT:
The Fund currently invests in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS:
The Fund invests in loans and other direct debt instruments issued by a corporate borrower to another party. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1999


7.       CAPITAL LOSS CARRYFORWARDS

During the year ended October 31, 1999, the Fund utilized approximately $50,625 of its net capital loss carryforward. No further capital loss carryforwards are available.

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                        REPORT OF INDEPENDENT ACCOUNTANTS



To The Trustees and Shareholders of
Third Avenue Trust--Third Avenue High Yield Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue High Yield Fund (the "Fund", one of the four series comprising Third Avenue Trust) at October 31, 1999, the results of its operations for the year then ended, and the changes in net assets and the financial highlights for the year then ended and for the period February 12, 1998 (commencement of operations) to October 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As more fully described in Note 1 to the financial statements, the Fund has entered into an Agreement and Plan of Reorganization between the Fund and Pioneer High Yield Fund. The consummation of this transaction is subject to, among other things, approval by the Fund's shareholders of the Agreement and Plan of Reorganization.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 17, 1999

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                         FEDERAL TAX STATUS OF DIVIDENDS
                                   (UNAUDITED)


The following information represents the tax status of dividends and distributions paid by the Fund during the fiscal year ended October 31, 1999. This information is presented to meet regulatory requirements and no current action on your part is required.

Of the $0.692 per share paid to you in cash or reinvested into your account for the fiscal year ended October 31, 1999, the entire amount was derived from net investment income. 21.63% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

                             PERFORMANCE INFORMATION
                                   (Unaudited)

PERFORMANCE ILLUSTRATIONS

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
          THIRD AVENUE HIGH YIELD FUND AND THE MERRILL LYNCH HIGH YIELD
                 MASTER II INDEX AND THE MERRILL LYNCH INDEX OF
                      ALL CONVERTIBLES, SPECULATIVE QUALITY


                           Average Annual Total Return

                           1 Year           Since Inception
                           22.20%           4.06%

[The following table represents a chart in the printed piece.]

                  TAHYF        Merrill Lynch      Merrill Lynch
                               High Yield         Index of all Convertibles,
                               Master II Index    Speculative Quality

2/12/98*          $10,000.00   $10,000.00         $10,000.00
10/31/99          10,706.00    10,159.00          $12,588.00

--------------------------------------------------------------------------------
* Period beginning February 12, 1998 (THIRD AVENUE HIGH YIELD FUND'S commencement of operations)

As with all mutual funds, past performance does not indicate future results.